                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         PIMCO ADVISORS HOLDINGS L.P.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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



                         PIMCO ADVISORS HOLDINGS L.P.
                      800 NEWPORT CENTER DRIVE, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                          TO BE HELD ON JUNE 30, 1998
                               ----------------

  You are cordially invited to attend a Special Meeting of Unitholders (the "Meeting") of PIMCO ADVISORS HOLDINGS L.P. ("PIMCO Holdings") to be held on Tuesday, June 30, 1998, at 9:00 a.m., local time, Newport Beach Marriott, 900 Newport Center Drive, Newport Beach, California, for the following purposes:

    1. To approve the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P.; and

    2. To transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

  Only unitholders of record at the close of business on May 14, 1998 will be entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

  WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE PIMCO HOLDINGS MANAGEMENT BOARD, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you plan to attend the Meeting and wish to vote your units personally, you may do so at any time before the Proxy is voted.

                                          BY ORDER OF THE MANAGEMENT BOARD

                                          Richard M. Weil,
                                          Secretary

May 15, 1998

                         PIMCO ADVISORS HOLDINGS L.P.
                      800 NEWPORT CENTER DRIVE, SUITE 100
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF UNITHOLDERS
                          TO BE HELD ON JUNE 30, 1998
                               ----------------

GENERAL

  This Proxy Statement is furnished to holders ("Unitholders") of units of limited partner interest ("Holdings Units") of PIMCO Advisors Holdings L.P. (named Oppenheimer Capital, L.P. prior to January 1, 1998) ("PIMCO Holdings") in connection with the solicitation of proxies on the form enclosed with this Proxy Statement for use at a Special Meeting of Unitholders of PIMCO Holdings to be held on Tuesday, June 30, 1998, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the Notice of Special Meeting of Unitholders. The meeting will be held at the Newport Beach Marriott, 900 Newport Center Drive, Newport Beach, California 92660. The Proxy Statement and the enclosed form of proxy are being mailed to the Unitholders on or about May 20, 1998.

SOLICITATION

  This solicitation is made on behalf of PIMCO Holdings by the PIMCO Holdings Management Board. Costs of the solicitation will be borne by PIMCO Advisors L.P. ("PIMCO Advisors"). Board members, officers and employees of PIMCO Holdings and its affiliates may also solicit proxies by telephone, telegraph, telecopy or personal interview but will not receive additional compensation for the solicitation activities. PIMCO Holdings has retained the services of D.F. King & Co., Inc. for a fee, estimated at $60,000, to assist in the solicitation of proxies. PIMCO Holdings will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to Unitholders. Management believes that as of December 31, 1997, no person beneficially owned more than five percent of the outstanding Holdings Units.

RECORD DATE AND UNITS OUTSTANDING

  Unitholders as of the close of business on the record date of May 14, 1998 are entitled to receive notice of, and to vote at, the Meeting. The outstanding Holdings Units constitute the only class of securities entitled to vote at the Meeting, and each Holdings Unit entitles the holder of record to one vote. At the close of business on May 14, 1998, there were 46,406,549 Holdings Units issued and outstanding.

REVOCABILITY OF PROXIES; VOTING

  Holdings Units represented by proxy in the form enclosed, if the proxy is properly executed and returned and not revoked, will be voted as specified in the proxy. Where no specification is made on a properly executed and returned proxy, the Holdings Units will be voted FOR the approval of the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. To be voted, the proxy must be filed with the Secretary of PIMCO Holdings prior to voting.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to PIMCO Holdings a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An automated system administered by PIMCO Holdings' transfer agent will tabulate votes cast at the Meeting. A majority of the Holdings Units entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. Abstentions will be treated as units present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the units present and entitled to vote. With respect to units relating to any proxy as to which a broker non-vote is indicated on a proposal, those units will not be considered present and entitled to vote with respect to any such proposal. Passage of this Proposal requires the affirmative vote of a majority of the outstanding Holdings Units. Accordingly, abstentions and broker non-votes will have the same effect as a vote against this Proposal.

  You may call D.F. King & Co., Inc. toll free at 1-800-628-8510 and authorize D.F. King & Co., Inc. to sign a proxy on your behalf. In addition, as the date of the Meeting approaches, you may receive a telephone call from a representative of D.F. King & Co., Inc. if PIMCO Holdings has not yet received your vote. D.F. King & Co., Inc. may ask you for authority, by telephone, to permit D.F. King & Co., Inc. to sign a proxy on your behalf. D.F. King & Co., Inc. will record all instructions it receives from Unitholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth below that are intended to determine accurately the Unitholders' identity and voting instructions.

  When soliciting a proxy by telephone, the D.F. King & Co., Inc. representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of Holdings Units owned and to confirm that you have received the Proxy Statement in the mail. The D.F. King & Co., Inc. representative will then explain the voting process. D.F. King & Co., Inc. is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement. D.F. King & Co., Inc. will record your instructions and transmit them to the official tabulator and, with 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King & Co., Inc. immediately if the confirmation does not reflect your instruction correctly.

  The principal executive offices of PIMCO Holdings are located at 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

  The Unitholders are being asked to consider and approve the Amended and Restated Agreement of Limited Partnership of PIMCO Holdings (the "Proposed Partnership Agreement"), amending and restating PIMCO Holdings' existing Amended and Restated Agreement of Limited Partnership dated March 14, 1991, as amended (the "Current Partnership Agreement").

  The Proposed Partnership Agreement eliminates certain inconsistencies and ambiguities in the Current Partnership Agreement which resulted in large part from the change in the partnership's structure which occurred when Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. Now that PIMCO Holdings holds an interest in, and acts as a general partner of, PIMCO Advisors rather than Oppenheimer Capital, PIMCO Advisors functions as the "operating partnership." Each Holdings Unit now represents an indirect economic interest in a single unit of limited partnership interest in PIMCO Advisors (an "Advisors Unit"). Provisions in the Current Partnership Agreement are inconsistent with this new structure, as well as with the provisions of the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. (the "PIMCO Advisors Partnership Agreement").

  The Proposed Partnership Agreement updates PIMCO Holdings' partnership agreement and brings it into accord with this new structure. Now that PIMCO Holdings represents an investment in the business of PIMCO Advisors, the PIMCO Holdings Management Board has determined it to be in the best interest of PIMCO Holdings to conform its partnership agreement to that of PIMCO Advisors so that the terms and conditions of the partnership agreement of the holding company (PIMCO Holdings) will be consistent with that of its operating partnership (PIMCO Advisors). Among other things, the Proposed Partnership Agreement includes changes (i) to account for PIMCO Advisors now functioning as the "operating partnership"; (ii) allows issuances of Holdings Units so long as PIMCO Holdings receives an equivalent number of Advisors Units (maintaining the one-for-one relationship between Holdings Units and Advisors Units); (iii) places certain limits on the general partner's ability to delegate its management authority; (iv) better conforms the partnership agreement to the current provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the Delaware Uniform Limited Partnership Act (the "Delaware Act"); (v) clarifies provisions regarding Unitholder meeting and voting rights; (vi) clarifies provisions regarding administrative practices; and (vii) conforms terminology and format to that used in the PIMCO Advisors Partnership Agreement.

  Approval of the Proposed Partnership Agreement requires the affirmative vote of a majority of the outstanding Holdings Units.

  THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                        ---
THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP.

  Set forth below is a summary of the material terms of the Proposed Partnership Agreement, including the material differences between the Current Partnership Agreement and the Proposed Partnership Agreement. The summary is qualified in its entirety by the terms of the Proposed Partnership Agreement, a copy of which is attached hereto as Annex "A."
                                      ----------

                      THE PROPOSED PARTNERSHIP AGREEMENT

CONTINUITY OF THE PARTNERSHIP; TERM

  The Proposed Partnership Agreement continues the partnership as a limited partnership pursuant to the provisions of the Delaware Act. Both the Current and Proposed Partnership Agreements provide for PIMCO Holdings to continue in existence until December 31, 2061, unless earlier dissolved in accordance with the agreement or the Delaware Act.

BUSINESS PURPOSE

  The Proposed Partnership Agreement updates the description of the purpose of the partnership to conform to the new structure. The Current Partnership Agreement provides that the purpose of PIMCO Holdings is (i) to, through an operating partnership, engage in investment advisory services, and (ii) to engage in all other aspects of the financial services business. The Proposed Partnership Agreement provides that PIMCO Holdings' purpose is (i) to acquire and hold Advisors Units, act as a general partner of PIMCO Advisors, and carry on through PIMCO Advisors an investment management and investment advisory business, and (ii) to carry on any other business which limited partnerships may carry on under the Delaware Act.

CAPITAL ACCOUNTS

  Both the Current and Proposed Partnership Agreements provide for the maintenance of capital accounts for all partners. The Proposed Partnership Agreement expands and clarifies these provisions to better conform them to current tax laws.

GENERAL PARTNER INTEREST

  The Current Partnership Agreement provides that the general partner interest represents a .01% interest in PIMCO Holdings. Accordingly, the general partner receives allocations of .01% of any net income and net loss of the partnership, as well as a right to .01% of regular distributions. The remainder is paid out to the limited partners pro rata according to their unit holdings.

  The Proposed Partnership Agreement provides for two classes of units, limited partner units ("LP Units") and general partner units ("GP Units"). The general partner's current .01% interest will be converted into 5,000 GP Units (its per-unit economic equivalent) as of the effective date of the Proposed Partnership Agreement. Because GP Units and LP Units carry equivalent economic rights, a general partner may convert its GP Units into LP Units and vice-versa, so long as the outstanding GP Units continue to represent at least a
 .01% interest in the partnership.

  This change allows distributions to be paid out to all partners pro rata in accordance with their units, rather than allocating a fixed percentage to the general partner. Also, it facilitates maintenance of the one-for-one ratio between Holdings Units and the underlying Advisors Units owned by PIMCO Holdings, since at all times the total number of LP Units and GP Units outstanding will equal the number of Advisors Units owned by PIMCO Holdings.

ISSUANCES OF INTERESTS IN THE PARTNERSHIP

 Generally

  The Current Partnership Agreement provides that the general partner may issue additional Holdings Units, without the consent or approval of the limited partners, for any purpose of PIMCO Holdings so long as PIMCO Holdings receives the opinion of a nationally recognized independent investment banking firm that the issuance is fair from a financial point of view to the limited partners who are not affiliates of the general partner (a "fairness opinion"). A fairness opinion is not required for issuances of Holdings Units to the general partner in exchange for a pro rata portion of the general partner's interest in the operating partnership or of its general partner interest in PIMCO Holdings, or for issuances pursuant to certain unit-based employee benefit plans.

  The Proposed Partnership Agreement modifies these provisions to reflect the new structure, where Holdings Units represent a flow-through investment in PIMCO Advisors, each representing an indirect interest in a single Advisors Unit. The Proposed Partnership Agreement provides that the general partner may issue additional securities of PIMCO Holdings in amounts, for consideration and on terms and conditions determined by the general partner, without the consent or approval of the limited partner, so long as the consideration, if any, received for any Holdings Units issued is contributed to PIMCO Advisors in exchange for a number of Advisors Units equal to the number of Holdings Units issued. Any proposed issuance of Holdings Units in which an equal number of Advisors Units is not to be received may be made only upon the receipt of a fairness opinion.

  The Proposed Partnership Agreement has the effect of permitting issuances of Holdings Units in which the one-for-one relationship between Holdings Units and Advisors Units is maintained. So long as the ratio between Holdings Units and Advisors Units remains the same before and after the issuance, Unitholders experience no economic dilution as a result of the issuance. However, under the PIMCO Advisors Partnership Agreement, the general partners of PIMCO Advisors are permitted in their discretion to cause PIMCO Advisors to admit new limited partners and issue additional units of partner interest, without the consent or approval of any third party. The PIMCO Advisors Partnership Agreement permits, and PIMCO Holdings intends to effect, semi-annual offers to be made to holders of Advisors Units to exchange such units for Holdings Units. Accordingly, the Proposed Partnership Agreement will have the effect of permitting the general partners of PIMCO Advisors to issue Advisors Units to persons who may then, subject to the limitations on transfer set forth in the PIMCO Advisors Partnership Agreement, exchange those Advisors Units for an equal number of Holdings Units, without the requirement of a fairness opinion or Unitholder consent, other than as may be required by the New York Stock Exchange or other regulatory agencies.

  In connection with the acquisition of Oppenheimer Capital by PIMCO Advisors and in anticipation of the year-end combination of ownership of PIMCO Advisors and Oppenheimer Capital, L.P., PIMCO Holdings received a fairness opinion from an independent investment bank as to the fairness from a financial point of view to the limited partners of PIMCO Holdings who were not affiliates of the general partner of certain types of issuances of Holdings Units, including issuances in one for one exchanges for Advisors Units and issuances pursuant to incentive compensation plans upon the receipt of an equal number of Advisors Units. Accordingly, PIMCO Holdings is currently able to issue Holdings Units which fall within the parameters of the opinion.

 Senior Securities

  Both the Current Partnership Agreement and the Proposed Partnership Agreement allow the creation of new classes or series of units, but require, in addition to requirements described above, the consent of a majority of a class or series of limited partner units not held by affiliates of the general partner prior to the issuance of any securities senior to such class or series. The Proposed Partnership Agreement clarifies that such consent is required not only for units senior with respect to distributions, but also with respect to rights to share in the profits or losses of the partnership or upon liquidation or dissolution of the partnership.

TRANSFERS OF LIMITED PARTNERSHIP INTERESTS; ADMISSION OF LIMITED PARTNERS

  Both the Current and Proposed Partnership Agreements provide that a limited partner generally may transfer its units of limited partner interest; provided, however, that no such transfer may occur if it would violate federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfers, or affect PIMCO Holdings' existence or qualification as a limited partnership under the Delaware Act. Also, the Proposed Partnership Agreement clarifies that any transfer which would result in an Adverse Partnership Tax Event or an Assignment Event (as those terms are defined in the Proposed Partnership Agreement) is prohibited. Generally, the transferor ceases to be a limited partner upon the transferee's admission as a substitute limited partner, as provided below. Until admission, a transferee is an assignee of the partnership interest.

  The Current Partnership Agreement distinguishes between two types of persons seeking admission: substitute limited partners and additional limited partners. Substitute limited partners are those persons who acquire limited partner units by transfer from a previous holder and are admitted as a limited partner. Such persons may apply for admission as substitute limited partners by filing a transfer application, generally at the time of transfer, but do not become a substitute limited partner until the general partner consents thereto, which consent may be withheld in the general partner's sole discretion, and when any such admission as a substitute limited partner is shown on the books and records of PIMCO Holdings. Additional limited partners are those persons who make capital contributions to PIMCO Holdings and are admitted as limited partners. Those persons are admitted as additional limited partners upon furnishing to the general partner acceptance of the terms and conditions of the Current Partnership Agreement, and such other documents that the general partner may require. Admission becomes effective when the general partner determines that the conditions have been met.

  The Proposed Partnership Agreement contains similar provisions, providing that both transferees of Holdings Units and persons making a contribution to the partnership in exchange for newly issued Holdings Units become limited partners by executing and delivering a transfer application, which application is subject to the approval of the general partner. The Proposed Partnership Agreement clarifies that the application is deemed to be approved if not rejected by the third business day following the transfer. In addition, the Proposed

Partnership Agreement has special provisions governing admission of underwriters and their transferees as limited partners. Underwriters are those persons who acquire units from PIMCO Holdings or any general or limited partner pursuant to an underwritten public offering. Upon executing and delivering an admission application, such underwriter shall be admitted as a limited partner. Each initial transferee of an underwriter shall be admitted as a limited partner upon payments for the units of limited partner interest.

  The Proposed Partnership Agreement provides that no person shall be admitted as a limited partner if such admission would (i) violate federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfers, (ii) result in an Adverse Partnership Tax Event or an Assignment Event (as those terms are defined in the Proposed Partnership Agreement), or (iii) affect PIMCO Holdings' existence or qualification as a limited partnership under the Delaware Act.

  In all cases, the Current Partnership Agreement and the Proposed Partnership Agreement provide that upon admission each limited partner agrees to be bound by the terms of the applicable partnership agreement.

DISTRIBUTIONS AND ALLOCATIONS

  Both the Current and Proposed Partnership Agreements provide for the payment of quarterly distributions to Unitholders of record as of the close of business on the last day of such quarter, payable within 30 days of the end of such quarter. The Proposed Partnership Agreement provides for the distribution of "Distributable Cash," defined as an amount equal to the distributions declared by PIMCO Advisors for such quarter on the Advisors Units held by PIMCO Holdings, less the amount, if any, required for taxes, for reimbursement of expenses, as reserves, or otherwise in the business of PIMCO Holdings, as determined by the general partner. The Proposed Partnership Agreement differs from the Current Partnership Agreement by reflecting the new source of distributions (PIMCO Advisors), the repayment of the debt formerly owed to PIMCO Holdings by Oppenheimer Financial Corp., and the new tax on gross revenues from active trades or businesses imposed on PIMCO Holdings effective January 1, 1998. In addition, the Proposed Partnership Agreement clarifies that no distribution may be made to any Unitholder if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.

  As noted above, by converting the general partner's interest into GP Units, the Proposed Partnership Agreement allows distributions and other allocations to be made pro rata among the partners based on the number of units owned, rather than a fixed .01% to the general partner. The Proposed Partnership Agreement also clarifies procedures for making allocations of net income and net loss, as well as special capital account and tax allocations, among the partners.

MANAGEMENT

  The Current Partnership Agreement provides that the business and affairs of PIMCO Holdings are exclusively managed by the general partner, which may delegate its management duties and authority to a duly appointed attorney or attorney-in-fact.

  The Proposed Partnership Agreement similarly provides that the general partner has exclusive right and full power and authority to manage and control the business and affairs of PIMCO Holdings and to take any action deemed necessary or desirable by it in connection with the business of PIMCO Holdings. The Proposed Partnership Agreement further provides that, unless otherwise provided by the Proposed Partnership Agreement, the general partner may take any action in its management of PIMCO Holdings, including amending the Proposed Partnership Agreement, without the approval of the limited partners.

  While the Current Partnership Agreement contemplates the admission of more than one general partner of PIMCO Holdings, it does not provide for management by more than one general partner. The Proposed Partnership Agreement also contemplates the admission of more than one general partner, and modifies the provisions in the Current Partnership Agreement to provide for management by two or more general partners. If there is more than one general partner, each general partner has equal right, power and authority in the management and control of the business and affairs of PIMCO Holdings. Certain extraordinary actions, such as mergers, sales of substantially all of the partnership's assets, the incurrence of certain indebtedness or initiation of an insolvency, require the written consent of all the general partners. All other matters are decided by the general partners holding a majority of the outstanding GP Units.

  The Proposed Partnership Agreement also permits the general partners to delegate their power and authority. The general partners may, subject to certain limitations, constitute one or more boards or committees, delegate any or all of its rights and powers to manage and control the business and affairs of PIMCO Holdings to one or more such boards or committees, and revise and revoke any such constitution or delegation. However, where the Current Partnership Agreement does not impose limits on delegation, the Proposed Partnership Agreement limits the general partners' ability to delegate. The general partners may not delegate rights and powers with respect to any of the following actions: (i) admission of any successor or additional general partner, (ii) any amendment to the Proposed Partnership Agreement, (iii) any action which would require the approval of the limited partners, or (iv) any action which, by reason of any provision of the Proposed Partnership Agreement, requires the written consent of the general partners.

TRANSACTIONS INVOLVING GENERAL PARTNERS; CONFLICTS OF INTEREST

 Transactions Between PIMCO Holdings and the General Partner or its Affiliates

  Both the Current and Proposed Partnership Agreements expressly permit transactions between PIMCO Holdings and the general partner or its affiliates. The Proposed Partnership Agreement, however, clarifies the types of transactions permitted between Holdings and the general partner or its affiliates, and also clarifies the standard by which the "fairness" of the transaction to PIMCO Holdings is judged.

  The Current Partnership Agreement does not limit the nature or kind of transactions that PIMCO Holdings is permitted to enter into with the general partner or any of its affiliates. In contrast, the Proposed Partnership Agreement limits the transactions between PIMCO Holdings and the general partner or its affiliates to include, each on terms and conditions determined by the general partner: (i) a loan to PIMCO Holdings by the general partner or its affiliates, (ii) a loan by PIMCO Holdings to the general partner or its affiliates, (iii) services rendered by the general partner or its affiliates to PIMCO Holdings, (iv) the general partner or its affiliates may sell, transfer or convey assets or property to, or purchase PIMCO Holdings' assets from, PIMCO Holdings, or use or lease PIMCO Holdings' assets, and (v) PIMCO Holdings may enter into one or more agreements with PIMCO Advisors governing their relationship.

  The Proposed Partnership Agreement also clarifies the standard by which to judge the "fairness" of the related transaction by instituting a pre-approval process. Under the Current Partnership Agreement, the terms of transactions between PIMCO Holdings and the general partner or its affiliates must be equivalent to terms obtainable by PIMCO Holdings from a comparable unaffiliated third party. The Proposed Partnership Agreement requires that before entering into any permitted transaction or agreement between PIMCO Holdings and the general partner or its affiliates, (i) such transaction or agreement shall be determined to be fair to PIMCO Holdings by a committee of members of a management board to which the general partners have delegated management authority, appointed by that board, who are independent with respect to such transaction, or the general partner, or (ii) PIMCO Holdings shall receive a fairness opinion.

 Conflicts of Interest

  The Current Partnership Agreement provides that whenever a conflict of interest exists or arises between the general partner or its affiliates, on the one hand, and the operating partnership or any Unitholder, on the other hand, the general partner shall resolve such conflict of interest, taking into consideration the circumstances, the interests of the parties and other matters. The Proposed Partnership Agreement, however, provides that any conflict of interest between the general partner or its affiliates, on the one hand, and PIMCO Holdings, on the other hand, other than the transactions listed above which require pre-approval, shall be resolved by (i) a committee of members of a management board to which the general partners have delegated management authority, appointed by that board, who are independent with respect to such conflict of interest, or (ii) the general partners. A resolution determined by such a committee or by the general partners in good faith, shall be conclusive and binding on the partners and PIMCO Holdings.

VOTING RIGHTS

  The management authority over PIMCO Holdings resides in its general partner, and limited partners generally have very limited ability to influence the affairs of the partnership. Both the Current and Proposed Partnership Agreements provide the Unitholders with certain limited voting rights. Under both the Current Partnership Agreement and the Proposed Partnership Agreement (and the Delaware Act when applicable), the Unitholders have voting rights with respect to: (i) issuance of units which rank senior to Holdings Units,
(ii) the withdrawal, removal, transfer and replacement of a general partner other than as a result of a transfer of the general partner's interest to an affiliate, (iii) certain amendments to the partnership agreement (described more fully below under "--Amendments"), (iv) the approval of any amendment to the PIMCO Advisors Partnership Agreement which would be directly and materially adverse to the Unitholders, (v) certain events of dissolution, and the reconstitution of the partnership after a dissolution (described more fully below under "--Dissolution and Liquidation"), (vi) the election, compensation and approval of a successor liquidating trustee, (vii) the domestication of PIMCO Holdings and (viii) the conversion or reorganization of PIMCO Holdings into another type of legal entity (except in conjunction with a restructuring as described below under "--Restructuring Authority"). The Proposed Partnership Agreement also clarifies the Unitholders' voting rights with respect to mergers and other combinations involving PIMCO Holdings, providing that any merger or consolidation of PIMCO Holdings with or into any other business entity in which PIMCO Holdings is not the surviving entity requires approval by a majority of each class of the outstanding Holdings Units. Other mergers or consolidations of PIMCO Holdings would require consent only to the extent that they required actions which otherwise required Unitholder consent, such as certain types of partnership agreement amendments.

  Under the Proposed Partnership Agreement, the Unitholders will no longer have specific voting rights with respect to distributions of publicly traded securities or certain transactions between the general partner and the operating partnership in connection with capital contributions by PIMCO Holdings to the operating partnership. The Proposed Partnership Agreement also provides that except as otherwise provided in the partnership agreement, the general partners may take any action, including the amendment of the partnership agreement, without the approval of the limited partners. Accordingly, the Proposed Partnership Agreement generally supersedes the voting rights provisions of the Delaware Act.

PARTNERSHIP MEETINGS

  Both the Current and Proposed Partnership Agreements provide that meetings of limited partners may be called by the general partner or limited partners holding at least 10% of the outstanding Holdings Units. Within 60 days of receiving a request for a meeting, or such greater period as may be necessary, the general partner will mail to each Unitholder of record, at the address appearing on the books of the transfer agent, a notice of meeting establishing a meeting date not more than 60 days from the mailing date. Both agreements provide that the record date for voting at the meeting shall be set no less than 10 and no more than 60 days prior to the meeting date, and for a quorum of a majority of the partnership units entitled to vote, present in person or by proxy. The Proposed Partnership Agreement clarifies that action at a meeting shall be taken by a majority of the units present and entitled to vote with respect to a matter, unless the partnership agreement requires a different or higher percentage.

  In addition to the ability of the limited partners and the general partner to call meetings of the limited partners, the Proposed Partnership Agreement clarifies that a liquidating trustee may call a meeting of the limited partners. The Proposed Partnership Agreement also provides that no action shall be taken at a meeting which is opposed by the general partners or the liquidating trustee unless PIMCO Holdings has received certain opinions of counsel.

  Both agreements provide that action may be taken by the partners without a meeting if written approvals setting forth the action so taken are given by partners holding not less than the minimum number of units that would be necessary to take such action at a meeting at which all of the partners were present and voted.

AMENDMENTS TO THE PARTNERSHIP AGREEMENT

  The Current Partnership Agreement provides that the general partner may amend the partnership agreement without the vote or consent of the limited partners (i) to change the name or principal place of business of the partnership, (ii) for the admission, substitution, termination or withdrawal of partners, (iii) if necessary or advisable to preserve the limited liability of the limited partners or prevent the partnership from being taxed as a corporation for federal tax purposes, (iv) for changes inconsequential in nature and not adversely affecting the limited partners in any material respect, to cure an ambiguity or inconsistency in the agreement, in response to certain statutes and rulings or to facilitate trading of Holdings Units,
(v) in response to changes in Delaware law, (vi) for certain tax purposes,
(vii) to prevent the partnership from being deemed an investment company or subject to certain other regulations, or (viii) for other amendments similar to the foregoing. Other amendments require the affirmative vote of a majority of the outstanding Holdings Units, except for certain extraordinary amendments (such as one causing the limited partners to lose limited liability) which require a unanimous vote.

  The Proposed Partnership Agreement provides that the general partner may amend the partnership agreement without the vote or consent of the limited partners (i) to change the name or principal place of business of the partnership, (ii) for the admission, substitution, termination or withdrawal of partners, (iii) if necessary or advisable to preserve the limited liability of the limited partners or prevent the partnership from being taxed as a corporation for federal tax purposes, (iv) any change which the general partners determine does not adversely affect the holders of any class or series of units in any material respect, in response to certain statutes and rulings or to facilitate trading of the Holdings Units or is necessary to fulfill the purposes of the agreement or to cure an ambiguity or inconsistency in the agreement, (v) to reflect the designations, preferences and rights of any newly created class or series of units, (vi) that the general partners determine is appropriate in connection with the creation of any newly created class or series of units, or (vii) that the general partners determine is appropriate in connection with an action taken under Article XVI (restructuring authority, described below).

  Both the Current and Proposed Agreements provide that any other amendment must be proposed by the general partner and approved by the Unitholders. The Proposed Partnership Agreement clarifies that (i) any amendment which would materially and adversely affect a particular class or series of units must be approved by holders of a majority of such class or series and (ii) any amendment that would change the vote required to take an action must be approved by partners holding at least the percentage of units which would be changed by the proposed amendment.

ADMISSION AND WITHDRAWAL OF GENERAL PARTNERS

  The substance of the provisions regarding admission of general partners generally remain unchanged in the Proposed Partnership Agreement, requiring consent of a majority of the Unitholders for the admission of new general partners unless the admission is in connection with the transfer of all or a portion of a general partner's interest to an affiliate of that general partner. The Proposed Partnership Agreement does not include the provisions for pledges and other hypothecation of the general partner's interest that are included in the Current Partnership Agreement. In each case, such transfer is permitted only if the general partner obtains certain opinions regarding the proposed transfer.

  The Proposed Partnership Agreement clarifies the procedure for a withdrawal of a general partner. If a general partner transfers all of its interest to an affiliate, the general partner may withdraw without consent of the limited partners. In the event of any other proposed withdrawal, the general partner must give notice of its intent to withdraw, supported by certain required opinions of counsel, and the withdrawal must be approved by a majority of the limited partner units not held by affiliates of the general partner. The general partners shall call a meeting to consider the withdrawal no sooner than 60 days from the date of notice (180 days if there is only one general partner at the time). The successor elected at the meeting shall be admitted as a general partner immediately prior to the withdrawal of the existing general partner or, if no successor is elected but the withdrawal is approved, the general partner shall be entitled to withdraw, and the partnership shall be dissolved.

  Both the Current and Proposed Partnership Agreements provide that a general partner may be removed by the vote of 80% of the outstanding Holdings Units.

INDEMNIFICATION OF GENERAL PARTNER

  The Current Partnership Agreement generally provides that PIMCO Holdings will indemnify and hold harmless the general partner, its affiliates and certain other parties to the fullest extent permitted by law, unless the indemnitee has been adjudged liable for actual fraud, willful misconduct or gross negligence, unless and only to the extent that the court in which such action was brought, or another court of competent jurisdiction, determines that, despite the adjudication of liability, but in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnification for such liabilities and expenses as the court may deem proper. The Current Partnership Agreement further provides that a negative disposition or any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre shall not, of itself, create a presumption of its violation of the applicable standard.

  The Proposed Partnership Agreement alters the standard by which an indemnitee is entitled to indemnification by PIMCO Holdings. The Proposed Partnership Agreement provides that PIMCO Holdings shall indemnify an indemnitee if the indemnitee acted or failed to act in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of PIMCO Holdings and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. Similar to the Current Partnership Agreement, the termination of any proceeding shall not, of itself, create a presumption that the indemnitee acted in contravention of the applicable standard.

  Both the Current Partnership Agreement and the Proposed Partnership Agreement provide that PIMCO Holdings may enter into indemnification agreements with the indemnitees. The Proposed Partnership Agreement provides sample provisions that may be included in such indemnity agreements. Both the Current Partnership Agreement and the Proposed Partnership Agreement also provide that PIMCO Holdings may purchase indemnitee insurance for the benefit of an indemnitee. The Current Partnership Agreement permits PIMCO Holdings to adopt indemnification procedures, while the Proposed Partnership Agreement provides for indemnification procedures.

RESTRUCTURING AUTHORITY

  The Current Partnership Agreement gives the general partner the authority to adopt any amendments to the partnership agreement necessary, in the opinion of the general partner, to ensure that PIMCO Holdings will not be treated as an association taxable as a corporation for federal income tax purposes.

  The Proposed Partnership Agreement clarifies and broadens the authority of the general partner in the event that there is a substantial risk that the partnership will be treated as an association taxable as a corporation for federal income tax purposes. In such an event, the general partner is authorized to effect one or more restructurings which may involve, among other things, the transfer of all or part of the business of the partnership to one or more newly created business entities in exchange for interests in those entities which may be subject to substantial restrictions on transfer, the mandatory exchange of some or all Holdings Units for interests in one or more newly established business entities holding the partnership's assets, or the imposition of substantial restrictions on the transferability of Holdings Units coupled with severe penalties for violations of such restrictions.

DISSOLUTION AND LIQUIDATION

  Under the Current Partnership Agreement, the partnership is dissolved upon
(i) the expiration of the term of the partnership, (ii) a bankruptcy or similar event with regard to the general partner, (iii) the written determination of the general partner to dissolve the partnership, (iv) a vote of 80% of the limited partners to dissolve, (v) the sale by the partnership of all or substantially all of its assets, or (vi) the withdrawal of the general partner unless in connection with the admission of a successor, unless all remaining partners agree in writing within 90 days to continue the partnership and approve a successor general partner.

  The Proposed Partnership Agreement modifies these conditions, providing for dissolution upon (i) the expiration of the term of the partnership, (ii) the written determination of the general partners that projected future revenues of the partnership are insufficient to enable payment of projected expenses or that the continued operation is not in the best interests of the partnership,
(iii) the written election of the general partners after an event pursuant to which the partnership becomes taxed as a corporation, (iv) the written election of the general partners approved by a majority of Holdings Units held by persons not affiliated with the general partners, (v) certain events of withdrawal of the general partner, including insolvency unless the remaining general partners elect to continue the partnership or a majority of the partners agree or vote to continue the partnership within 90 days and approve a successor, or (vi) entry of a decree of dissolution under the Delaware Act.

  Both the Current and Proposed Partnership Agreements provide that the partnership may be reconstituted within 180 days of its dissolution because of a withdrawal of a general partner. Upon a dissolution, if the partnership is not reconstituted, both the Current and Proposed Partnership Agreements provide for the appointment of a liquidator, who shall wind up the business and distribute partnership assets.

GENERAL PARTNER'S RIGHT TO PURCHASE

  Under the Proposed Partnership Agreement, the general partner no longer has the right to purchase all of the outstanding limited partner units if less than ten percent of the outstanding Holdings Units is held by persons not affiliated with the general partner.

VOTE

  The affirmative vote of a majority of the outstanding Holdings Units is required to approve the Proposed Partnership Agreement. Abstentions as to this Proposal will be treated as votes against the Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of this Proposal and will have the effect of a vote against the Proposal. Properly executed, unrevoked proxies will be voted FOR the approval of the Proposed Partnership Agreement unless a vote against approval or an abstention from voting is specifically indicated in the proxy.

  THE PIMCO HOLDINGS MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
                                                        ---
THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information regarding beneficial ownership of Holdings Units and Advisors Units by each person who, to PIMCO Holdings' knowledge, is the beneficial owner of more than 5% of Holdings Units or Advisors Units, the Chief Executive Officer of PIMCO Holdings, each of the four most highly compensated officers of PIMCO Holdings or PIMCO Advisors and the persons deemed to be directors and officers of PIMCO Holdings as a group. Except as indicated, the address of each person or entity listed below is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

                                                                       PERCENTAGE OF
                          HOLDINGS UNITS PERCENTAGE OF  ADVISORS UNITS    HOLDINGS
                           BENEFICIALLY  HOLDINGS UNITS  BENEFICIALLY      UNITS
                           OWNED(1)(2)    OUTSTANDING    OWNED(1)(3)   OUTSTANDING(4)
                          -------------- -------------- -------------- --------------
FIVE PERCENT HOLDERS
PIMCO Partners, G.P.
 ("PGP") (5)............           0           --         53,790,538        53.8%
Pacific Life Insurance
 Company
 ("Pacific Life") (6)...           0           --         58,905,813        56.0
Pacific LifeCorp
 ("LifeCorp") (6).......           0           --         58,905,813        56.0
Pacific Mutual Holding
 Company ("PMHC") (6)...           0           --         58,905,813        56.0
Pacific Asset Management
 LLC ("PAM") (6)........           0           --         58,905,813        56.0
PIMCO Holding LLC
 ("PIMCO LLC") (7)......           0           --         54,143,742        54.0
PIMCO Partners, LLC
 ("PPLLC") (8)..........           0           --         53,933,018        53.9
Thomson Advisory Group,
 Inc. ("TAG")...........           0           --         14,380,217        23.7
William R. Benz, II
 (9)....................      66,000           *          53,933,018        53.9
David H. Edington (9)...     184,000           *          53,933,018        53.9
William H. Gross
 (9)(10)................     404,356           *          53,953,018        54.1
John L. Hague (9).......     184,000           *          53,933,018        53.9
Brent R. Harris (9).....     184,000           *          53,933,018        53.9
Dean S. Meiling (9).....     184,000           *          53,933,018        53.9
James F. Muzzy (9)......     184,000           *          53,933,018        53.9
William F. Podlich, III
 (9)....................      64,000           *          53,933,018        53.9
William C. Powers (9)...     184,000           *          53,933,018        53.9
Lee R. Thomas (9).......      21,006           *          53,933,018        53.9
William S. Thompson, Jr.
 (9)(11)................     190,000           *          53,933,018        53.9
Benjamin L. Trosky (9)..      73,000           *          53,933,018        53.9
EXECUTIVE OFFICERS NOT
 INCLUDED ABOVE
William D. Cvengros.....     120,000           *             400,000         1.1
Robert M. Fitzgerald....      10,564           *                   0         *
Kenneth M. Poovey.......       7,000           *             116,459         *
Stephen J. Treadway.....      17,797           *               5,000         *
Richard M. Weil.........      10,800           *                   0         *
All directors and
 executive officers as a
 group
 (6 persons)............     171,848           *             521,459         1.8

--------
   *Less than 1%
 (1) Each of the persons and entities listed disclaims beneficial ownership of any units except to the extent that it has a pecuniary interest in such units.
 (2) Includes options exercisable within 60 days of April 1, 1998.
 (3) Does not include units underlying options which may be exercised for either units of limited partner interest in PIMCO Advisors or Holdings Units, which are reflected in the column titled "Holdings Units Beneficially Owned."
 (4) Assumes exchange of all units of limited partner interest in PIMCO Advisors for Holdings Units.

 (5) Includes 39,410,321 Advisors Units held of record by PGP and 14,380,217 Advisors Units held by TAG over which PGP may be deemed to have voting control. Does not include non-unitized 0.01% general partner interest in PIMCO Holdings.
 (6) Includes (i) 53,790,538 Advisors Units which may be deemed to be beneficially owned by PGP, which may be deemed to be beneficially owned by Pacific Life and PAM, because PIMCO LLC is a general partner of PGP and is a wholly-owned subsidiary of PAM, which is a wholly-owned subsidiary of Pacific Life and (ii) an aggregate of 5,115,275 Advisors Units issued as follows: PIMCO LLC (353,204 units), Cadence Partners L.P. (2,665,000 units), NFJ Partners L.P. (1,057,211 units), and Parametric Partners L.P. (1,039,860 units), which may be deemed beneficially owned by PAM because PIMCO LLC, CCM LLC, NFJ LLC, and PPA LLC, are wholly-owned subsidiaries of PAM and CCM LLC, NFJ LLC, PPA LLC, in turn are the general partners of Cadence Partners L.P., NFJ Partners L.P., and Parametric Partners L.P., respectively. As general partners, CCM LLC, NFJ LLC and PPA LLC have shared investment and disposition powers with respect to units held by Cadence Partners L.P., NFJ Partners L.P., and Parametric Partners L.P., respectively. Also reflects all of the above for LifeCorp and PMHC because Pacific Life is a wholly-owned subsidiary of LifeCorp, which, in turn, is a majority-owned subsidiary of PMHC. The address of each of the above entities is: 700 Newport Center Drive, Newport Beach, California 92660.
 (7) Includes (i) 353,204 Advisors Units held of record by PIMCO LLC and (ii) 53,790,538 Advisors Units which may be viewed to be beneficially owned by PGP, which may be deemed to be owned by PIMCO LLC because PIMCO LLC is a general partner of PGP.
 (8) Includes (i) 142,480 Advisors Units held of record by PPLLC and (ii) 53,790,538 Advisors Units which may be considered to be beneficially owned by PGP and which may be deemed to be beneficially owned by PPLLC, which is a general partner of PGP.
 (9) Includes the following which may be deemed to be beneficially owned by the individual as a member of PPLLC: (i) 142,480 Advisors Units held of record by PPLLC and (ii) 53,790,538 Advisors Units which may be considered to be beneficially owned by PGP, and which may be deemed to be beneficially owned by PPLLC as a general partner of PGP.
(10) Includes 68,900 Advisors Units held in the Gross Family Foundation of which the individual is director and as to which he has shared voting and disposition power, 18,000 Advisors Units held by him and his spouse, of which he has shared voting and investment power, 500 Advisors Units held by his spouse of which he has no voting or investment power, and 1,850 held by his children of which he has voting and investment power.
(11) Includes 6,000 Advisors Units held in trusts of which the individual is trustee and as to which he has sole voting and disposition power.

CHANGE IN CONTROL OF PIMCO HOLDINGS

  On November 4, 1997, the general partner of PIMCO Holdings obtained a controlling interest in PIMCO Holdings by acquiring from PIMCO Advisors a .01 percent (.01%) interest in PIMCO Holdings as a general partner of PIMCO Holdings in exchange for the payment by the general partner to PIMCO Advisors of $80,000.

  PIMCO Advisors acquired, among other things, the general partner interest in PIMCO Holdings through the acquisition of the investment advisory assets of Oppenheimer Group Inc. ("Opgroup") on November 4, 1997. As consideration for the assets acquired, the Opgroup stockholders received 2,119,608 Advisors Units, rights to acquire up to 6,900,000 additional Advisors Units (which, after December 31, 1997, became rights to acquire an equivalent number of Holdings Units) at $33-1/3 per unit upon exchange of 6% Senior Notes due December 1, 2037 of Opgroup and rights, subject to certain conditions, to require PIMCO Advisors to re-purchase some or all of these units for $25.50 per unit.

                                OTHER BUSINESS

  As of the date of this Proxy Statement, PIMCO Holdings knows of no other business that will come before the Meeting for action. If any other matter is properly presented for consideration and action at the Meeting, however, the proxies will be voted with respect to those matters in accordance with the best judgment and in the discretion of the proxy holders.

                                          BY ORDER OF THE MANAGEMENT BOARD

                                          Richard M. Weil,
                                          Secretary

May 15, 1998

                                    ANNEX A

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                        OF PIMCO ADVISORS HOLDINGS L.P.

                              AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                          PIMCO ADVISORS HOLDINGS L.P.

                               TABLE OF CONTENTS

 ARTICLE I       DEFINITIONS...........................................  1

 ARTICLE II      THE PARTNERSHIP AND THE PARTNERS......................  7
    Section 2.1  Continuation of the Partnership.......................  7
    Section 2.2  Name..................................................  8
    Section 2.3  Names and Addresses of the Partners...................  8
                 Principal Office, Registered Agent and Registered
    Section 2.4  Office................................................  8
    Section 2.5  Term..................................................  8

 ARTICLE III     PURPOSE AND POWERS....................................  8
    Section 3.1  Purpose...............................................  8
    Section 3.2  Powers................................................  8

 ARTICLE IV      UNITS AND OTHER PARTNERSHIP SECURITIES................  8
    Section 4.1  Classification and Conversion of Units................  8
    Section 4.2  New Classes or Series of Units or Other Securities....  9
    Section 4.3  Issuance of Units and Other Securities................  9
    Section 4.4  No Preemptive Rights.................................. 10
    Section 4.5  Recapitalizations..................................... 10

 ARTICLE V       CERTIFICATES FOR UNITS................................ 10
    Section 5.1  Issuance of Certificates.............................. 10
    Section 5.2  Lost, Stolen, Destroyed or Mutilated Certificates..... 11
    Section 5.3  Registered Owner...................................... 11

 ARTICLE VI      TRANSFER OF UNITS..................................... 11
    Section 6.1  Transfer.............................................. 11
    Section 6.2  Transfer of GP Units.................................. 11
    Section 6.3  Transfer of LP Units.................................. 11
    Section 6.4  Additional Restrictions on Transfers.................. 11

 ARTICLE VII     CAPITAL ACCOUNTS...................................... 12
    Section 7.1  Capital Accounts...................................... 12
    Section 7.2  Adjustments Affecting Net Income or Net Loss.......... 12
    Section 7.3  Adjustments for Transfers............................. 12
    Section 7.4  Adjustments for Contributions or Redemptions.......... 12
    Section 7.5  Adjustments for Distributions in Kind................. 13

 ARTICLE VIII    DISTRIBUTIONS AND ALLOCATIONS......................... 13
    Section 8.1  Cash Distributions.................................... 13
    Section 8.2  General Rules with Respect to Distributions........... 13
    Section 8.3  Allocations of Net Income and Net Loss................ 13
    Section 8.4  Special Provisions Governing Capital Account
                 Allocations........................................... 14
    Section 8.5  Special Provisions Governing Tax Allocations.......... 15
    Section 8.6  Allocations Upon Dissolution.......................... 16
    Section 8.7  Changes in Allocation Methods......................... 16


 ARTICLE IX      ACCOUNTING AND TAX MATTERS............................ 16
    Section 9.1  Books and Records..................................... 16
    Section 9.2  Fiscal Year........................................... 16
    Section 9.3  Taxable Year.......................................... 16

    Section 9.4   Preparation of Tax Returns.............................   16
    Section 9.5   Tax Elections..........................................   16
    Section 9.6   Other Tax Matters......................................   17
    Section 9.7   Withholding............................................   17
    Section 9.8   Tax Controversies......................................   17
    Section 9.9   Tax Opinions...........................................   17

 ARTICLE X        CONCERNING THE GENERAL PARTNERS........................   17
    Section 10.1  Management of Partnership Business.....................   17
    Section 10.2  Delegation.............................................   18
    Section 10.3  Reimbursement of the General Partners..................   19
    Section 10.4  Outside Activities.....................................   19
    Section 10.5  Certain Transactions Involving the General Partners or
                  Their Affiliates.......................................   19
    Section 10.6  Amendments of the Advisors Partnership Agreement.......   20
    Section 10.7  Conflicts of Interest..................................   20
    Section 10.8  Notice of Event of Withdrawal..........................   20

 ARTICLE XI       CONCERNING THE LIMITED PARTNERS........................   20
    Section 11.1  Participation in Control of Partnership Business.......   20
    Section 11.2  Reports................................................   20
    Section 11.3  Access and Confidentiality.............................   21

 ARTICLE XII      ADMISSION OF PARTNERS..................................   21
    Section 12.1  Admission of General Partners..........................   21
    Section 12.2  Admission of Persons Other Than Underwriters and Their
                  Transferees as Limited Partners........................   22
    Section 12.3  Admission of Underwriters and Their Transferees as
                  Limited Partners.......................................   22
    Section 12.4  Further Conditions to Admission of Limited Partners....   22
    Section 12.5  Assignees..............................................   22

 ARTICLE XIII     WITHDRAWAL OR REMOVAL OF PARTNERS......................   23
    Section 13.1  Withdrawal or Removal of General Partners..............   23
    Section 13.2  Interest of Departing General Partner..................   23
    Section 13.3  Business May Be Carried On After Event of Withdrawal...   24
    Section 13.4  No Withdrawal of Limited Partners......................   24

 ARTICLE XIV      PARTNERSHIP MEETINGS; AMENDMENTS; MERGERS AND
                  CONSOLIDATIONS.........................................   24
    Section 14.1  Partnership Meetings...................................   24
    Section 14.2  Record Date............................................   24
    Section 14.3  Notice of Meeting......................................   25
    Section 14.4  Adjournment............................................   25
    Section 14.5  Waiver of Notice; Consent to Meeting; Approval of
                  Minutes................................................   25
    Section 14.6  Quorum and Required Vote...............................   25
    Section 14.7  Conduct of Meeting.....................................   26
    Section 14.8  Action Without a Meeting...............................   26
    Section 14.9  Voting and Approval Rights.............................   26
    Section 14.10 Amendments to Be Adopted Solely by the General
                  Partners...............................................   27
    Section 14.11 Amendment Procedures...................................   27
    Section 14.12 Certain Mergers and Consolidations.....................   28

 ARTICLE XV       INDEMNIFICATION AND RELATED MATTERS....................   28
    Section 15.1  Indemnification........................................   28
    Section 15.2  Indemnification Agreements.............................   28

    Section 15.3  Indemnification Procedures.............................   29
    Section 15.4  Insurance..............................................   29
    Section 15.5  Source of Payment......................................   29
    Section 15.6  Scope of Indemnification...............................   29
    Section 15.7  Effect of Amendments...................................   29
    Section 15.8  Limitations on Liability of Indemnitees................   30

 ARTICLE XVI      RESTRUCTURING..........................................   30
    Section 16.1  Power of General Partners to Effect a Restructuring....   30
    Section 16.2  Consent to Actions Taken in Connection with
                  Restructuring..........................................   31

 ARTICLE XVII     DISSOLUTION AND LIQUIDATION............................   31
    Section 17.1  Dissolution............................................   31
    Section 17.2  Reconstitution.........................................   32
    Section 17.3  Liquidator; Liquidation and Distribution...............   32
    Section 17.4  Reports Following Termination..........................   33

 ARTICLE XVIII    GENERAL PROVISIONS.....................................   33
    Section 18.1  Addresses and Notices..................................   33
    Section 18.2  Titles and Captions....................................   33
    Section 18.3  Pronouns and Plurals...................................   33
    Section 18.4  Further Action.........................................   33
    Section 18.5  Binding Effect.........................................   33
    Section 18.6  Integration............................................   33
    Section 18.7  Creditors..............................................   33
    Section 18.8  Waiver.................................................   34
    Section 18.9  Counterparts...........................................   34
    Section 18.10 Applicable Law.........................................   34
    Section 18.11 Invalidity of Provisions...............................   34
    Section 18.12 Amendment or Adoption of Agreement by Way of Merger....   34
    Section 18.13 Power of Attorney......................................   34

                               TABLE OF EXHIBITS

 Exhibit A        Certificate for LP Units
 Exhibit B        Admission Application

                             AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                         PIMCO ADVISORS HOLDINGS L.P.

  This Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. (this "Agreement"), which is dated and shall be effective as of
12:00 midnight Pacific Standard Time on       , 1998 (the "Effective Time"),
is by and among PIMCO Partners, G.P., a California general partnership, all Persons which are Limited Partners as of the Effective Time, and all Persons which become Limited Partners after the Effective Time. Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in this Agreement.

  This Agreement amends and completely restates that certain Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P. dated as of March 14, 1991, as amended on November 4, 1997, December 1, 1997 and December 31, 1997.

  In consideration of the covenants, conditions and agreements contained herein, the parties agree as follows:

                                   ARTICLE I

                                  Definitions

  The terms defined in this Article I shall, for the purposes of this Agreement, have the meanings set forth herein.

  Adjusted Property shall mean a Partnership Asset the Carrying Value of which has been adjusted pursuant to Section 7.4.

  Admission Application shall mean a written application executed and delivered to the Partnership by a Person which proposes to make a Contribution to the Partnership and receive LP Units in exchange for such Contribution, by which such Person requests admission as a Limited Partner, requests that the books and records of the Partnership reflect such admission, and agrees to comply with and be bound by this Agreement. Except as otherwise determined by the General Partners, such Admission Application shall be in substantially the form of Exhibit B attached to this Agreement.

  Adverse Partnership Tax Event shall mean (i) the Partnership being treated as an association taxable as a corporation or being reconstituted as a corporation, or (ii) the occurrence of an event which would have caused one of the foregoing to occur but for the occurrence of a Restructuring.

  Advisors shall mean PIMCO Advisors L.P., a Delaware limited partnership.

  Advisors Distributions with respect to a fiscal quarter shall mean the distributions declared by Advisors with respect to such fiscal quarter on the Advisors Units held by the Partnership.

  Advisors Partnership Agreement shall mean the Amended and Restated Agreement of Limited Partnership of Advisors, as it may be amended, supplemented or restated from time to time.

  Advisors Unit shall mean a unit of partnership interest in Advisors.

  Affiliate of a Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition of Affiliate, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

  Agreement shall mean this Amended and Restated Agreement of Limited Partnership of PIMCO Advisors Holdings L.P., as it may be amended, supplemented or restated from time to time.

  Approved by the Partners shall mean, with respect to a meeting of Partners, approved by Partners holding a majority of the outstanding Units present at such meeting in person or by proxy and entitled to vote, voting as a single class, and with respect to an action of Partners without a meeting, approved by Partners holding a majority of the outstanding Units entitled to vote, voting as a single class.

  Assignee is defined in Section 12.5(a).

  Assignment Event shall mean an event which would cause the assignment (within the meaning of the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended) of advisory contracts representing more than 15% of the assets under management by Advisors and its Subsidiaries.

  Assignment Opinion shall mean an Opinion of Counsel to the effect that a specified event is not an Assignment Event, or that based upon the consents which have been obtained from clients, such event would not result in the termination of advisory contracts representing more than 15% of the assets under management by Advisors and its Subsidiaries.

  Associate of a Person shall mean any person who is a stockholder, partner, member, director, manager, trustee, member of any Delegate or other board or committee, officer, employee, agent or fiduciary of such Person.

  Book-Tax Disparities shall mean the differences between a Unitholder's Capital Account balance, as maintained pursuant to Article VII, and such balance had the Capital Account been maintained strictly in accordance with tax accounting principles (such disparities reflecting the differences between the Carrying Value of either Contributed Property or Adjusted Property, as adjusted from time to time, and the adjusted basis thereof for federal income tax purposes).

  Business Day shall mean any day other than a Saturday, Sunday or legal holiday recognized or declared as such by the Government of the United States or the State of New York.

  Business Entity shall mean a corporation, a business trust or association, a real estate investment trust, a common-law trust, a limited liability company or an unincorporated business, including a general or limited partnership or registered limited liability partnership.

  Capital Account shall mean a capital account established and maintained pursuant to Article VII.

  Carrying Value shall mean (i) with respect to Contributed Property, the fair market value of such Contributed Property at the time of contribution as determined by the General Partners, reduced (but not below zero) by all amortization, depreciation and cost recovery deductions taken into account in determining Net Income or Net Loss pursuant to Section 7.2 with respect to such Contributed Property, and (ii) with respect to any other Partnership Asset, the adjusted basis of such Partnership Asset for federal income tax purposes, as of the time of determination. The Carrying Value of any Partnership Asset may be adjusted from time to time in accordance with Sections 7.4 and 7.5, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions, acquisitions or improvements of Partnership Assets, in a manner consistent with federal income tax principles.

  Certificate shall mean a certificate of Partnership Interest issued by the Partnership, evidencing ownership of one or more Units, such certificate to be in such form or forms as may be adopted by the General Partners, and which, in the case of LP Units, shall initially be in substantially the form of Exhibit A attached to this Agreement.

  Certificate of Cancellation shall mean a certificate of cancellation within the meaning of Section 17-203 of the Delaware Act.

  Certificate of Limited Partnership shall mean the Certificate of Limited Partnership of the Partnership, and any and all amendments thereto and restatements thereof, filed as required under the Delaware Act.

  Code shall mean the Internal Revenue Code of 1986, as in effect from time to time, and applicable rules and regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

  Commission shall mean the Securities and Exchange Commission.

  Contributed Property shall mean any Contribution other than cash.

  Contribution shall mean any cash, property, services rendered or a promissory note or other obligation to contribute cash or property or to perform services, which a Partner contributes to the Partnership in its capacity as a Partner.

  Contributor is defined in Section 12.2(a).

  Delaware Act shall mean the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such Act.

  Defense Notice is defined in Section 15.3.

  Delegate is defined in Section 10.2.

  Departing General Partner shall mean the Person which, as of the effective date of any withdrawal or removal of a General Partner pursuant to Section 13.1, has as of such date so withdrawn or been removed as a General Partner.

  Distributable Cash for a fiscal quarter shall mean cash equal to the Advisors Distributions for such fiscal quarter less the amount, if any, required for taxes, for unreimbursed expenses, as reserves, or otherwise in the business of the Partnership, as determined by the General Partners.

  Effective Time is defined in the preamble to this Agreement.

  Equity Security shall mean a share of capital stock, a partnership or limited liability company interest, or other equity interest, or any security convertible or exchangeable, with or without consideration, into any such security or interest, or carrying any warrant, option or right to subscribe to or purchase any such security or interest or any such convertible or exchangeable security, or any such warrant, option or right.

  Event of Withdrawal with respect to a General Partner shall mean (i) its withdrawal as a General Partner pursuant to Section 13.1; (ii) its withdrawal as a General Partner in violation of this Agreement; (iii) its removal as a General Partner pursuant to Section 13.1; (iv) an Insolvency Event with respect to such General Partner; or (v) a Termination Event with respect to such General Partner.

  Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and any successor to such statute.

  Expenses is defined in Section 15.1.

  Former General Partner shall mean (i) Oppenheimer Financial Corp., a Delaware corporation, or (ii) any other Person which has withdrawn or been removed as, or otherwise ceased to be, a General Partner.

  General Partner shall mean (i) PIMCO Partners GP in its capacity as a general partner of the Partnership, or (ii) any other Person which has been admitted as a successor or additional general partner of the Partnership pursuant to this Agreement, in each case so long as such Person has not withdrawn or been removed as, or otherwise ceased to be, a general partner of the Partnership. References in this Agreement to the "General Partners" shall be deemed to be references to the "General Partner" if there is only one General Partner.

  GP Unit shall mean a Unit representing a portion or all of a General Partner's Partnership Interest, and shall include all Units acquired by a General Partner at or after the Effective Time, whether by contribution, conversion or Transfer, which are designated as GP Units.

  Indebtedness shall mean with respect to any Person, (i) any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, (C) for any letter of credit or performance bond in favor of such Person, or (D) for the payment of money relating to a capitalized lease obligation; (ii) any liability of any other Person of the kind described in the preceding clause (i), which such Person has guaranteed or which is otherwise its legal liability, contingent or otherwise; (iii) any obligation secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (iv) all other items, which in accordance with generally accepted accounting principles, would be included as a liability on the balance sheet of such Person on the date of determination; and (v) any and all deferrals, renewals, extensions or refinancing of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

  Indemnitee shall mean any General Partner, any Former General Partner, any Person which is or was an Affiliate of any General Partner or any Former General Partner, any Person which is or was an Associate of any General Partner or any Former General Partner or any such Affiliate, any Person which is or was serving at the request of the Partnership or Advisors or any of its Subsidiaries, any General Partner or any Former General Partner as an Associate of another Person, or any Person which is or was an Associate of the Partnership or Advisors or any of its Subsidiaries. A Person shall be deemed to be serving as a fiduciary of an employee benefit plan at the request of the Partnership whenever the performance by such Person of his duties to the Partnership or Advisors or any of its Subsidiaries also imposes duties on him or otherwise involves services by him to such plan or the participants or beneficiaries of such plan.

  Insolvency Event with respect to a Person shall be deemed to have occurred
(i) when it (A) makes an assignment for the benefit of creditors; (B) files a voluntary petition in bankruptcy; (C) is adjudged a bankrupt or insolvent, or has entered against it an order for relief in any bankruptcy or insolvency proceeding; (D) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (E) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature; or (F) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties; or (ii) (A) 120 days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding is not dismissed, or (B) 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, if the appointment is not vacated or stayed, or 90 days after the expiration of any such stay, if the appointment is not vacated.

  Limited Liability Opinion shall mean an Opinion of Counsel to the effect that a specified event would not cause the Limited Partners to lose their limited liability under the Delaware Act.

  Limited Partner shall mean any Person which is a Limited Partner at the Effective Time, or is admitted as a Limited Partner pursuant to Section 12.2, and which has not ceased to be a Limited Partner.

  Liquidator shall mean the Person serving as Liquidator pursuant to Section 17.3(a).

  LP Unit shall mean a Unit representing a portion or all of a Unitholder's Partnership Interest, and shall include all LP Units held by any Unitholder immediately prior to the Effective Time, Units acquired by a General Partner after the Effective Time, whether by contribution, conversion or Transfer, which are designated as LP Units, and all Units held by any Person other than a General Partner at any time.

  Management Board shall mean the Management Board of the Partnership or any successor board established by the General Partners.

  Minimum Gain shall have the meaning set forth in Treasury Regulations
Section 1.704-2(b) and (d).

  National Securities Exchange shall mean (i) an exchange registered with the Commission under Section 6(a) of the Exchange Act, or (ii) the National Association of Securities Dealers Automated Quotations System.

  Net Income or Net Loss for a fiscal year shall mean an amount equal to the Partnership's taxable income or taxable loss for such fiscal year determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), as adjusted as provided in Section 7.2, and as further adjusted to reflect any adjustments resulting from amended returns, claims for refund and tax audits.

  Net Value shall mean (i) in the case of any Contribution, the fair market value of such Contribution reduced by the outstanding balance of any indebtedness either assumed by the Partnership upon such Contribution or to which such Contribution is subject when contributed; and (ii) in the case of a distribution of Partnership Assets to a Unitholder, the fair market value of such Partnership Assets reduced by the outstanding balance of any indebtedness either assumed by such Unitholder upon such distribution or to which such Partnership Assets are subject when distributed. In each case, fair market value shall be determined by the General Partners.

  Nominee shall mean a Partner which holds Units of record which are owned beneficially by another Person.

  Opinion of Counsel shall mean a written opinion of counsel selected by the General Partners, who may be regular counsel to the Partnership, a General Partner or any of their Affiliates, but may not be in-house counsel to any of such Persons.

  Partner shall mean any General Partner or Limited Partner.

  Partnership shall mean PIMCO Advisors Holdings L.P., the limited partnership heretofore formed and continued pursuant to this Agreement and the Delaware Act.

  Partnership Accountants shall mean such nationally recognized firm of independent public accountants as is selected from time to time by the General Partners to act as the Partnership's independent public accountants.

  Partnership Assets shall mean all assets and property, whether tangible or intangible and whether real, personal or mixed, at any time owned by the Partnership.

  Partnership Interest shall mean, as to any Unitholder, such Unitholder's share of the profits and losses of the Partnership and the right to receive distributions of Partnership Assets.

  Percentage Interest shall mean, as to each Unitholder, the quotient of (i) the Partnership Interest of such Unitholder divided by (ii) the total Partnership Interests of all Unitholders

  Person shall mean a natural person, general or limited partnership, limited liability company, trust, estate, association, corporation, custodian, nominee or any other person or entity in its own or any representative capacity.

  PIMCO Partners GP shall mean PIMCO Partners, G.P., a California general partnership, or its Successor.

  Public Security shall mean a class or series of Equity Security which is registered under Section 12 of the Exchange Act.

  Proceedings is defined in Section 15.1.

  Recapitalization is defined in Section 4.5.

  Recapture Income shall mean any gain recognized by the Partnership (but computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any Partnership Asset that does not constitute capital gain for federal income tax purposes because such gain represents the recapture of deductions or reductions in basis for tax credits previously taken with respect to such Partnership Asset.

  Reconstituted Partnership shall mean a new limited partnership formed in the manner described in Section 17.2.

  Record Date shall mean the date as of which the identity of, and Units held by, the Unitholders will be determined for purposes of (i) receiving notice of and voting at any meeting of Partners, (ii) receiving notice of any proposed action by written approval and giving or withholding approval, (iii) exercising any other rights with respect to any action or proposed action of Partners, or (iv) receiving any distribution or report.

  Restructuring shall mean any action, event, transaction or series of actions, events or transactions that the General Partners determine in good faith is reasonable likely to prevent or avoid the occurrence of an Adverse Partnership Tax Event.

  Securities Act shall mean the Securities Act of 1933, as amended, and any successor to such statute.

  Subsidiary of a Person shall mean a subsidiary of such Person within the meaning of Regulation S-X under the Securities Act.

  Successor of a Person shall mean the Business Entity, if any, which succeeds to the ownership of all or substantially all of its assets.

  Successor Entity shall mean a Business Entity described in clause (ii) or
(iii) of Section 16.1(a).

  Tax Opinion shall mean an Opinion of Counsel to the effect that a specified event would not cause an Adverse Partnership Tax Event.

  Termination Event with respect to a General Partner shall mean, (i) if such General Partner is an individual, his death or the entry by a court of competent jurisdiction of an order adjudicating him incompetent to manage his person or his property; (ii) if such General Partner is acting as a General Partner by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (iii) if such General Partner is a partnership, the dissolution and commencement of winding up of the partnership; (iv) if such General Partner is a corporation, the filing of a certificate of dissolution or its equivalent for the corporation or the revocation of its charter and the expiration of 90 days after the date of notice to the corporation of revocation without a reinstatement of its charter; (v) if such General Partner is an estate, the distribution by the fiduciary of the estate's entire Partnership Interest; or (vi) if such General Partner is not an individual, partnership, corporation, trust or estate, the termination of the General Partner.

  Transfer (and related words) with respect to Units shall mean or refer to a transaction by which a Unitholder transfers one or more Units or an interest in one or more Units to another Person, including a Nominee, and shall include a sale, assignment, transfer, gift (outright or in trust), exchange, redemption, hypothecation or pledge of, or other creation of a lien, encumbrance or security interest in or upon, or other disposition of, Units or any interest in Units, whether voluntarily, involuntarily, by operation of law or otherwise, but shall not include any change in the ownership of such Unitholder.

  Transfer Agent, with respect to any class or series of Units, shall mean the Person (which may be the General Partner or an Affiliate of a General Partner) appointed to act as transfer agent or registrar for such class or series of Units, or in the absence of such appointment, the Partnership. Any request for a registration of Transfer of Units delivered to a Transfer Agent shall be deemed to be delivered to the Partnership, and the books and records of a Transfer Agent pertaining to Unitholders shall be deemed to be books and records of the Partnership.

  Treasury Regulations shall mean the federal income tax and procedure and administration regulations as promulgated by the U.S. Treasury Department, as such regulations may be in effect from time to time. All references in this Agreement to provisions of the Treasury Regulations shall be deemed to refer to successor regulatory provisions to the extent appropriate in light of the context in which such Treasury Regulations references are used.

  Unaffiliated Partners shall mean all Partners other than the General Partners and their respective Affiliates.

  Underwriter is defined in Section 12.3.

  Unit shall mean a portion or all of the Partnership Interest of a Unitholder representing such fractional part of the Partnership Interests of all of the Unitholders as shall be determined by the General Partners in connection with the issuance of Units; provided, however, that each Unit shall represent the same fractional part of the Partnership Interests represented by all of the outstanding Units as is represented by each other Unit. The relative rights, powers and duties appurtenant to a Unit of any class and series and those appurtenant to the Partnership Interest represented by such Unit shall be identical, and such terms are used interchangeably in this Agreement.

  Unitholder shall mean a Partner or an Assignee. For purposes of Articles VII and VIII only, the term "Unitholder" shall also mean the beneficial owner of one or more Units held by a Nominee in any case in which such Nominee has furnished the identity of such owner to the Partnership pursuant to Section 6031(c) of the Code.

  Unit Price of a Unit of any class or series as of any date of determination shall mean an amount equal to: (i) if the Units of such class or series are listed or admitted to trading on one or more National Securities Exchanges, the average of the last reported sales prices per Unit of such class or series or, in case no such reported sale takes place on any such day, the average of the last reported bid and asked prices per Unit of such class or series, in either case on the principal National Securities Exchange on which the Units of such class or series are listed or admitted to trading, for the five trading days immediately preceding the date of determination; or (ii) if the Units of such class or series are not listed or admitted to trading on a National Securities Exchange, an amount equal to the fair market value of a Unit of such class or series as of such date of determination, as determined by an independent appraiser selected and retained by the General Partners on behalf of and for the account of the Partnership; provided, however, that in the case of Units of a class or series not listed or admitted to trading on a National Securities Exchange and to be issued pursuant to a Benefit Plan, the Unit Price shall be determined by the General Partners.

  Unrealized Gain, as of any date of determination, shall mean the excess, if any, of the fair market value of a Partnership Asset (as determined under Section 7.4 or 7.5 as of such date of determination) over the Carrying Value of such Partnership Asset as of such date of determination (prior to any adjustment to be made pursuant to Section 7.4 or 7.5 as of such date).

  Unrealized Loss, as of any date of determination, shall mean the excess, if any, of the Carrying Value of a Partnership Asset as of such date of determination (prior to any adjustment to be made pursuant to Section 7.4 or 7.5 as of such date) over the fair market value of such Partnership Asset (as determined under Section 7.4 or 7.5 as of such date of determination).

  Written Consent shall mean an action by written consent of the General Partner, or if there is more than one General Partner, an action by unanimous written consent of the General Partners.

                                  ARTICLE II

                       The Partnership and the Partners

  Section 2.1 Continuation of the Partnership. The General Partners and the Limited Partners hereby continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act.

  Section 2.2 Name. The name of the Partnership shall be "PIMCO Advisors Holdings L.P." The business of the Partnership shall be carried on under such name or under such other name as the General Partners may from time to time determine. "Limited Partnership," "Ltd" or "L.P." (or similar words or letters) shall be included in the Partnership's name where necessary or appropriate to maintain the limited liability of the Limited Partners or otherwise for the purpose of complying with the laws of any jurisdiction.

  Section 2.3 Names and Addresses of the Partners. The General Partner of the Partnership is PIMCO Partners GP, and the address of the General Partner is 800 Newport Center Drive, Newport Beach, California 92660. The names and last known business, residence or mailing addresses of the Limited Partners are set forth in the books and records of the Partnership.

  Section 2.4 Principal Office, Registered Agent and Registered Office.

  (a) The principal office of the Partnership is located at 800 Newport Center Drive, Newport Beach, California 92660. The General Partners may change the location of the Partnership's principal office within or without the State of Delaware and may establish such additional offices of the Partnership within or without the State of Delaware as they may from time to time determine.

  (b) The name of the registered agent for service of process on the Partnership in the State of Delaware is The Prentice-Hall Corporation System, Inc. The address of the registered agent and the address of the registered office of the Partnership in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901.

  Section 2.5 Term. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue until the earlier of (i) December 31, 2061 or (ii) the dissolution of the Partnership in accordance with this Agreement or the Delaware Act. The existence of the Partnership as a separate legal entity shall continue until the filing of a Certificate of Cancellation in accordance with the Delaware Act.

                                  ARTICLE III

                              Purpose and Powers

  Section 3.1 Purpose. The purpose of the Partnership is (i) to acquire and hold Advisors Units, act as a general partner of Advisors, and carry on through Advisors an investment management and investment advisory business, and (ii) to carry on any other business which limited partnerships may carry on under the Delaware Act.

  Section 3.2 Powers. The Partnership shall have and may exercise any and all powers and authority conferred by the laws of Delaware upon limited partnerships formed under the Delaware Act, including any and all powers and authority that may be exercised by the General Partners pursuant to the Delaware Act or this Agreement.

                                  ARTICLE IV

                    Units and Other Partnership Securities

  Section 4.1 Classification and Conversion of Units.

  (a) The Partnership Interests of the Partners are divided into GP Units and LP Units.

  (b) A General Partner shall have the right, at such General Partner's option, at any time to convert a portion, but not all, of the GP Units held by such General Partner into LP Units of the same class, so long as the GP Units outstanding after such conversion represent at least 0.01% of the total Units outstanding. The rate at which LP Units shall be delivered upon conversion of GP Units shall initially be one LP Unit for each GP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. LP Units issued on conversion of GP Units shall be deemed to have been issued, and such GP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such GP Units are surrendered to the Partnership for conversion.

  (c) A General Partner shall have the right, at such General Partner's option, at any time to convert a portion or all of the LP Units held by such General Partner into GP Units of the same class. The rate at which GP Units shall be delivered upon conversion of LP Units shall initially be one GP Unit for each LP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. GP Units issued on conversion of LP Units shall be deemed to have been issued, and such LP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such LP Units are surrendered to the Partnership for conversion.

  (d) At the Effective Time, the general partner interest in the Partnership held by PIMCO Partners GP shall be converted into and exchanged for 5,000 GP Units, without any action on the part of PIMCO Partners GP. After the Effective Time, the General Partners shall make Contributions to the Partnership in exchange for GP Units as required to ensure that the GP Units outstanding represent at all times at least 0.01% of the total Units outstanding.

  Section 4.2 New Classes or Series of Units or Other Securities.

  (a) The General Partners may create a class or series of Units, other Equity Securities or other Partnership securities that was not previously outstanding, without the approval of the Limited Partners; provided, however, that the General Partners may not create any class or series of Units having rights to share in profits and losses of the Partnership, distributions of Partnership Assets, or upon dissolution or liquidation of the Partnership, which are senior to those of any class or series of outstanding Units, without the approval of Partners holding a majority of the outstanding Units of such class or series and, if such class or series is a Public Security, the approval of Unaffiliated Partners holding a majority of the outstanding Units of such class or series held by Unaffiliated Partners.

  (b) Any newly-created class or series of Units or other securities shall have such designations, preferences and relative participating, optional or other special rights, powers and duties, including preferences, rights and powers senior to existing classes or series of Units or other securities, as shall be determined by the General Partners, including without limitation: (i) the rights of such class or series of Units or other securities to share in profits and losses of the Partnership and the allocation, for federal income and other tax purposes, to such class or series of Units or other securities of items of Partnership income, gain, loss, deduction and credit; (ii) the rights of such class or series of Units or other securities to share in distributions of Partnership Assets; (iii) the rights of such class or series of Units or other securities upon dissolution and liquidation of the Partnership; (iv) whether such class or series of Units or other securities is redeemable by the Partnership and, if so, the price at which, and the terms and conditions on which, such class or series of Units or other securities may be redeemed by the Partnership; (v) whether such class or series of Units or other securities is issued with the right of conversion into or exchange for any other class or series of Units or other securities and, if so, the rate at and the terms and conditions upon which such class or series of Units or other securities may be converted into or exchanged for such other class or series of Units or other securities; and (vi) the rights of such class or series of Units or other securities to vote on matters relating to the Partnership and this Agreement.

  (c) The designations, preferences and relative participating, optional or other special rights, powers and duties of any newly-created class or series of Units or other securities shall be set forth in an amendment to this Agreement.

  Section 4.3 Issuance of Units and Other Securities.

  (a) The Partnership may issue Units of any class or series, other Equity Securities, or other Partnership securities, in amounts, for consideration and on terms and conditions determined by the General Partners, without the approval of the Limited Partners; provided, however, that unless the Contribution, if any, received for any Units issued by the Partnership (including any Units issued upon conversion, exchange or exercise of any such Equity Securities) is (or will be) contributed to Advisors in exchange for Advisors Units equal in number to the number of Units so issued by the Partnership, any Units or other Equity Securities shall be issued by the Partnership only if the Partnership first receives an opinion of a nationally recognized investment banking firm which is not an Affiliate of any General Partner that such issuance is fair from a financial point of view to the Unaffiliated Partners. Any such opinion shall be conclusive and binding on the Partners and the Partnership.

  (b) The Partnership shall not issue fractional Units; instead, each fractional Unit shall be rounded to the nearest whole Unit or an amount equal to the product of such fraction and the Unit Price on the date of issuance shall be paid in cash by the Partnership, as may be determined by the General Partners.

  Section 4.4 No Preemptive Rights. No Unitholder or other Person shall have any preemptive, preferential or other similar rights with respect to any additional Contributions or any offer, issuance or sale of Units, other Equity Securities or other Partnership securities.

  Section 4.5 Recapitalizations.

  (a) The Partnership may make a distribution of Units with respect to outstanding Units, effect a subdivision or combination of outstanding Units, or take a like action (each, a "Recapitalization"). The Partnership shall not effect a Recapitalization unless the respective Percentage Interests of the Unitholders immediately after the Recapitalization are the same as their respective Percentage Interests immediately before the Recapitalization.

  (b) The General Partners shall select a Record Date as of which a Recapitalization shall be effective and shall notify each Partner of the Recapitalization. The Partnership may issue to the Partners as of the Record Date new Certificates representing the additional Units issued in the Recapitalization, and may implement such other procedures to reflect the Recapitalization as may be determined by the General Partners.

                                   ARTICLE V

                            Certificates for Units

  Section 5.1 Issuance of Certificates.

  (a) Upon the issuance of Units to any Partner or other Person, the Partnership shall issue and deliver to such Partner, or if such other Person has qualified for admission as a Partner pursuant to Article XII, to such other Person, one or more Certificates in the name of such Partner or other Person evidencing such Units, in such denominations as such Partner or other Person may request, and shall register such Units in such Partner's or other Person's name on the books and records of the Partnership.

  (b) Upon the written request of any Transferee of Units for registration of Transfer of such Units, delivered to the appropriate Transfer Agent and accompanied by one or more Certificates properly endorsed and cash in the amount of any applicable transfer tax, the Partnership shall, if such Transferee, if not a Partner, has qualified for admission as a Partner pursuant to Article XII, issue and deliver to such Transferee replacement Certificates in the name of such Transferee in such denominations as such Transferee may request, and shall register such Units in such Transferee's name on the books and records of the Partnership.

  (c) Upon the written request of any Partner, delivered to the appropriate Transfer Agent and accompanied by one or more Certificates properly endorsed, the Partnership shall issue and deliver to such Partner replacement Certificates in the name of such Partner in such denominations as such Partner may request, in accordance with such procedures as the Partnership may reasonably establish.

  Section 5.2 Lost, Stolen, Destroyed or Mutilated Certificates.

  (a) The Partnership shall issue a new Certificate in place of any Certificate previously issued if the registered owner of the Units evidenced by the Certificate:

    (i) makes proof by affidavit, in form and substance satisfactory to the Partnership, that a previously issued Certificate has been lost, stolen or destroyed;

    (ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate is subject to an adverse claim by another Person or has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

    (iii) if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with such surety or sureties and with fixed or open penalty as the Partnership may direct, to indemnify the Partnership against any claim that may be made on account of the alleged loss, theft or destruction of the Certificate; and

    (iv) satisfies any other reasonable requirements imposed by the Partnership.

  (b) When a Certificate has been lost, stolen or destroyed, and the registered owner fails to notify the Partnership within a reasonable time after it has notice of such event, and a Transfer of the Units represented by the Certificate is registered before the Partnership receives such notification, such owner shall be precluded from making any claim against the Partnership or any Transfer Agent for such Transfer or for a new Certificate.

  (c) If a mutilated Certificate is surrendered to the Partnership, the Partnership shall execute and deliver in exchange therefor a new Certificate evidencing the same number of Units as did the Certificate so surrendered.

  (d) As a condition to the issuance of any new Certificate under this Section 5.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) connected therewith.

  Section 5.3 Registered Owner. The Partnership shall be entitled to treat a Partner, including a Nominee, as the owner of the Units registered in such Partner's name on the books and records of the Partnership for all purposes, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, including any Person for whom such Nominee is acting as Nominee, regardless of whether the Partnership shall have actual or other notice thereof.

                                  ARTICLE VI

                               Transfer of Units

  Section 6.1 Transfer. Except as provided in Article XVI, no Units shall be Transferred except in accordance with the terms and conditions set forth in this Article VI. Any purported Transfer of Units not made in accordance with this Article VI or Article XVI shall be null and void.

  Section 6.2 Transfer of GP Units. GP Units may be Transferred (i) to an Affiliate of such General Partner which is admitted as a successor or additional General Partner pursuant to Section 12.1(a), or (ii) to another General Partner.

  Section 6.3 Transfer of LP Units. LP Units may be Transferred to any Person.

  Section 6.4 Additional Restrictions on Transfers. A Unitholder shall not Transfer any of its Units if such Transfer would (i) violate then applicable federal and state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such Transfer, (ii) result in an Adverse Partnership Event or an Assignment Event, or (iii) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.

                                  ARTICLE VII

                               Capital Accounts

  Section 7.1 Capital Accounts.

  (a) The Partnership shall maintain for each Unitholder a separate Capital Account in accordance with Section 704 of the Code. Such Capital Account shall be INCREASED BY (i) the cash amount or Net Value of all actual and deemed Contributions made by such Unitholder to the Partnership and (ii) Net Income allocated to such Unitholder pursuant to Article VIII and DECREASED BY (i) the cash amount or Net Value of all actual and deemed distributions of Partnership Assets made to such Unitholder and (ii) Net Loss allocated to such Unitholder pursuant to Article VIII.

  (b) Upon the issuance of any Units to or for the benefit of any Associate of the Partnership or Advisor or any of its Subsidiaries, or any successor to such Associate, as compensation for services rendered or to be rendered to a General Partner, the Partnership, Advisors or any of their respective Subsidiaries by such Associate, the Person receiving such Units shall be deemed to have made a Contribution to the Partnership in an amount equal to the product of (i) the number of Units so issued, and (ii) the Unit Price on the date of such issuance.

  Section 7.2 Adjustments Affecting Net Income or Net Loss.

  (a) In accordance with the requirements of Section 704(c) of the Code and Treasury Regulations Section 1.704-1(b)(2)(iv)(d), any deductions for depreciation, cost recovery or amortization attributable to Contributed Property shall be determined as if the adjusted basis of such Contributed Property on the date it was acquired by the Partnership was equal to the Carrying Value of such Contributed Property. Upon an adjustment pursuant to
Section 7.4 to the Carrying Value of any Partnership Asset subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such Partnership Asset shall be determined as if the adjusted basis of such Partnership Asset was equal to the Carrying Value of such Partnership Asset immediately following such adjustment.

  (b) Any income, gain or loss attributable to the disposition of any Partnership Asset shall be determined by the Partnership as if the adjusted basis of such Partnership Asset as of such date of disposition was equal in amount to the Partnership's Carrying Value with respect to such Partnership Asset as of such date.

  (c) The computation of all items of income, gain, loss and deduction shall be made, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes. For this purpose, amounts paid or incurred to organize the Partnership or to promote the sale of Partnership Interests that are neither deductible nor amortizable under Section 709 of the Code, and deductions for any losses incurred in connection with the sale or exchange of Partnership Assets disallowed pursuant to Section 267(a)(1) or 707(b) of the Code, shall be treated as expenditures described in Section 705(a)(2)(B) of the Code.

  Section 7.3 Adjustments for Transfers. If a General Partner Transfers LP Units, and if immediately prior to such Transfer such General Partner has a negative Capital Account balance, the Transferee shall be credited with a zero balance in its Capital Account relating to such LP Units, and such General Partner shall retain its negative Capital Account balance.

  Section 7.4 Adjustments for Contributions or Redemptions. In accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f), in connection with either
(i) a Contribution (other than a de minimis amount) by a new or existing Partner in consideration for a Partnership Interest or (ii) a distribution of Partnership Assets (other than a de minimis amount) in consideration for a Partnership Interest, the Capital Accounts of all Unitholders and the Carrying Values of all Partnership Assets shall be adjusted upwards or downwards to reflect any Unrealized Gain or Unrealized Loss attributable to each Partnership Asset, as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such Partnership Asset at such time and had been allocated to the Unitholders pursuant to Article VIII. For purposes of determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership Assets shall be determined by the General Partners.

  Section 7.5 Adjustments for Distributions in Kind. In accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(e), immediately prior to the actual or deemed distribution of any Partnership Asset in kind, the Capital Accounts of all Unitholders and the Carrying Values of such Partnership Asset shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership Asset as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such Partnership Asset immediately prior to such distribution and had been allocated to the Unitholders at such time pursuant to Article VIII. For purposes of determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership Assets shall be determined by the General Partners.

                                 ARTICLE VIII

                         Distributions and Allocations

  Section 8.1 Cash Distributions. With respect to each fiscal quarter, commencing with the fiscal quarter ending March 31, 1998, the Partnership shall distribute an amount in cash equal to the Distributable Cash for such quarter. Such distributions shall be made to Unitholders of record as of the close of business on the last day of each such fiscal quarter, pro rata in accordance with their Units, and shall be paid not more than 30 days after the last day of each such fiscal quarter.

  Section 8.2 General Rules with Respect to Distributions.

  (a) The General Partners are authorized to distribute Partnership Assets in kind. Any Partnership Asset distributed in kind shall be valued at its fair market value on the date of distribution and shall be distributed in accordance with Section 8.1. Capital Accounts and Carrying Values shall be adjusted in accordance with Section 7.2(e).

  (b) The General Partners shall specify a Record Date for any distribution other than a quarterly distribution, and such distribution shall be made to the Unitholders as of such Record Date, pro rata in accordance with their Units.

  (c) Any amount of taxes withheld pursuant to Section 9.7, and any amount of taxes, interest or penalties paid by the Partnership to any governmental entity, with respect to amounts allocated or distributable to a Unitholder shall be deemed to be a distribution or payment to such Unitholder and shall reduce the amount otherwise distributable to such Unitholder pursuant to this
Article VIII.

  (d) Distributions made to Unitholders shall be made to "Unitholders"as defined in Article I without regard to the last sentence of the definition of "Unitholder".

  (e) The Partnership shall not be required to make a distribution to any Unitholder on account of its Partnership Interest if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.

  Section 8.3 Allocations of Net Income and Net Loss.

  (a) Net Income and Net Loss shall be determined for each fiscal year and allocated annually. Except as otherwise provided in Section 8.4, Net Income and Net Loss for a fiscal year shall be allocated as set forth in this Section 8.3.

  (b) If the Partnership has Net Income for a fiscal year, one-twelfth of such Net Income shall be treated as earned in each fiscal month of such fiscal year. Net Income so treated as earned in a fiscal month shall be allocated to the Unitholders as of the close of business on the last day of such fiscal month, in proportion to the number of Units of held by each such Unitholder as of the close of business on such day.

  (c) If the Partnership has a Net Loss for a fiscal year, one-twelfth of such Net Loss shall be treated as incurred in each fiscal month of such fiscal year. Net Loss so treated as incurred in a fiscal month shall first be allocated to the Unitholders having positive Capital Account balances so as to cause their respective Capital Account balances to be in (or, if not possible, closer to) the same proportion to each other as their respective Percentage Interests and then in accordance with their respective Percentage Interests until all such positive balances have been eliminated; any remaining Net Loss shall be allocated to the General Partners in respect of their GP Units. To the extent subsequent Net Income of the Partnership does not exceed Net Loss previously allocated pursuant to this Section 8.3(c), such Net Income shall first be allocated to the General Partners in respect of their GP Units until such allocated Net Income equals Net Loss previously allocated to the General Partners pursuant to this Section 8.3(c); any remaining Net Income shall be allocated to the Unitholders in the same proportions and amounts as Net Loss was previously allocated pursuant to this Section 8.3(c). For purposes of this
Section 8.3(c), the determination of Capital Account balances shall be made after giving effect to all distributions of cash made with respect to fiscal quarters before the fiscal month in question pursuant to Section 8.1.

  (d) If the Partnership has an item of extraordinary income during a fiscal month which results in an extraordinary distribution to the Unitholders with respect to the fiscal quarter which includes such fiscal month, such item of extraordinary income shall be allocated to the Unitholders as of the close of business on the last day of such fiscal month, in proportion to the number of Units held by each such Unitholder as of the close of business on such day. The General Partners shall determine whether an item of Partnership income is extraordinary and results in an extraordinary distribution, and the amount of such extraordinary distribution.

  (e) Except as otherwise provided in Section 8.5, items of income, gain, loss and deduction shall be allocated among the Unitholders in the same proportion as items comprising Net Income or Net Loss, as the case may be, are allocated among the Unitholders, and credits shall be allocated as provided in Treasury Regulations Section 1.704-1(b)(4)(ii).

  Section 8.4 Special Provisions Governing Capital Account Allocations.

  (a) In the event that any Unitholder has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of such Unitholder's obligation (including any deemed obligation under Treasury Regulations or temporary Treasury Regulations), if any, to restore an amount to the Partnership, and such excess deficit exists following the allocations referred to in Sections 8.3(b) and (c), such Unitholder shall be allocated Net Income in proportion to such remaining excess deficit amounts.

  (b) If any Unitholder unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), Net
Income or items of income and gain shall be specially allocated to such Unitholder in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, a deficit in its Capital Account (computed as provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3)) as quickly as possible. This Section 8.4(b) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3) and shall be interpreted to comply with the requirements of such regulation. Any special allocations of items of income or gain pursuant to this Section 8.4(b) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated shall, to the extent possible, be equal to the net amounts that would have been allocated to each Unitholder if such special allocations had not occurred.

  (c) In the event there is a net decrease in Minimum Gain during a Partnership taxable year, the Unitholders shall be allocated items of income and gain in accordance with Treasury Regulations Section 1.704-2(f). Any Unitholder's share of Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g). This Section 8.4(c) is intended to comply with the minimum gain chargeback requirement of Treasury Regulations
Section 1.704-2 and shall be interpreted to comply with the requirements of such regulation. Any special allocations of items of income or gain pursuant to this Section 8.4(c) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated and the special allocations shall, to the extent possible, be equal to the net amounts that would have been allocated to each Unitholder if such special allocations had not occurred.

  (d) To the extent required by Treasury Regulations Section 1.704-2(i), any tax items of the Partnership that are attributable to a non-recourse debt of the Partnership that constitutes "partner non-recourse debt" as defined in Treasury Regulations Section 1.704-2(b)(4) shall be allocated in accordance with the provisions of Treasury Regulations Section 1.704-2(i). This Section 8.4(d) is intended to satisfy the requirements of Treasury Regulations Section 1.704-2(i) (including the partner nonrecourse minimum gain chargeback requirements) and shall be interpreted to comply with the requirements of such regulation. Any special allocations pursuant to this Section 8.4(d) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated and the special allocations shall, to the extent possible, be equal to the net amounts that would have been allocated to each Unitholder if such special allocations had not occurred.

  (e) The General Partners shall make special allocations of Net Income or Net Loss or items of income, gain, loss or deduction to GP Units as may be necessary to permit conversion of such Units to LP Units in accordance with
Section 4.1. For purposes of allocating income, gain, loss or deduction to LP Units that were converted from GP Units for periods following such conversion, the Units shall be deemed as of the effective date of such conversion to have been allocated the same amount of income, gain, loss and deductions and to have received the same distributions as the LP Units outstanding prior to such conversion.

  (f) If and to the extent that any Unitholder is deemed to recognize income as a result of any transaction between such Unitholder and the Partnership pursuant to Section 482, Section 483, Sections 1272-1274 or Section 7872 of the Code, or any similar provision now or hereafter in effect, any corresponding loss or deduction of the Partnership shall be allocated to the Unitholder who was charged with such income. In addition, if all or part of the deductions claimed by the Partnership for compensation to its employees is disallowed, the income attributable to such disallowed deductions will be specially allocated to the General Partners, and any subsequent deductions related to such compensation will be specially allocated to the General Partners.

  (g) In addition to the other special allocations that the General Partners may make under this Section 8.4, to preserve uniformity of Units (subject to the priority distribution rights of certain classes of Units) the General Partners may make special allocations of Net Income or Net Loss or items of income, gain, loss or deduction, but only if such allocations would not have a material adverse effect on the Unitholders (other than the General Partners) and if they are consistent with the principles of Section 704 of the Code.

  Section 8.5 Special Provisions Governing Tax Allocations.

  (a) In the case of Contributed Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions attributable to such property shall be allocated among the Unitholders in a manner consistent with the principles of Section 704(c) of the Code that takes into account the variation between the Net Value of such property and its adjusted basis, at the time of contribution, to the extent such allocation reduces Book-Tax Disparities.

  (b) Items of income, gain, loss, depreciation and cost recovery deductions attributable to Adjusted Property shall (i) first, be allocated among the Unitholders in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocation thereof pursuant to Section 8.3(b) or 8.3(c) to the extent such allocation reduces Book-Tax Disparities, and (ii) second, in the event such property was originally Contributed Property, be allocated among the Unitholders in a manner consistent with
Section 8.5(a).

  (c) To the extent permissible under applicable Treasury Regulations, the amount of any gain from a disposition of property allocated to a Unitholder pursuant to Section 8.5(a) or 8.5(b) shall be deemed to be Recapture Income to the extent such Unitholder has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as Recapture Income.

  (d) All items of income, gain, loss, deduction and credit recognized by the Partnership and allocated to the Unitholders in accordance with this Article VIII shall be determined without regard to any adjustment made pursuant to
Section 743 of the Code; provided, however, that such allocations, once made, shall, if an election under Section 754 of the Code is in effect, be adjusted as necessary or appropriate to take into account those adjustments permitted by Section 743 of the Code, and any adjustments made pursuant to Section 734 of the Code shall be allocated to the extent permitted under and in accordance with the rule of Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

  Section 8.6 Allocations Upon Dissolution. If upon dissolution of the Partnership pursuant to Article XVII, and after taking into account all allocations of Net Income and Net Loss (and other tax items) under this
Article VIII, distributions, if they were to be made to Unitholders in accordance with their respective Capital Accounts, would result in unequal distributions on their Units, then (i) gross items of income and gain (and other tax items) for the taxable year of final distribution, and, to the extent permitted under Section 761(c) of the Code, gross items of income and gain (and other tax items) for the immediately preceding taxable year, shall be allocated to the Unitholders until the Capital Account balance allocable to each Unit is equal.

  Section 8.7 Changes in Allocation Methods. The General Partners may revise, alter or otherwise modify the allocation methods set forth in this Article VIII (i) to the extent that they determine that the application of such methods would result in a substantial mismatching of the allocation of Net Income or Net Loss attributable to a period and the distribution of cash attributable to the same period as between the Transferor and Transferee of a Unit that could be minimized by the application of an alternative tax allocation method, or (ii) to the extent necessary to conform the Partnership's tax allocations to the requirements of the Code or any Treasury Regulations.

                                  ARTICLE IX

                          Accounting and Tax Matters

  Section 9.1 Books and Records. The Partnership shall maintain complete and accurate books and records with respect to the Partnership's business, and such books and records shall at all times be kept at the principal office of the Partnership. The Partnership may maintain its books and records in other than written form, if such form is capable of conversion into written form within a reasonable time. The classification, realization and recognition of income, gains, losses, deductions, credits and other items for financial reporting purposes shall be on the accrual basis in accordance with generally accepted accounting principles.

  Section 9.2 Fiscal Year. The fiscal year of the Partnership shall be the same as its taxable year for federal income tax purposes.

  Section 9.3 Taxable Year. The taxable year of the Partnership shall be the calendar year. The General Partners may change the taxable year of the Partnership to another year permitted by the Code.

  Section 9.4 Preparation of Tax Returns. The Partnership shall prepare and timely file such returns relating to Partnership income, gains, losses, deductions and credits, as may be required for federal, state and local income tax purposes, and within 90 days after the close of the taxable year, the Partnership shall mail to the Unitholders the tax information reasonably required for their federal, state and local income tax reporting purposes. The classification, realization and recognition of income, gains, losses, deductions, credits and other items for federal income tax purposes shall be on the accrual basis.

  Section 9.5 Tax Elections.

  (a) The General Partners may make the election under Section 754 of the Code in accordance with applicable regulations thereunder. In the event the General Partners make such election, the General Partners reserve the right to seek to revoke such election upon their determination that such revocation is in the best interests of the Unitholders.

  (b) The General Partners shall determine whether to make any other elections available under the Code or under any state's tax laws on behalf of the Partnership.

  Section 9.6 Other Tax Matters.

  (a) The General Partners shall make special allocations to the Unitholders of Net Income or Net Loss or items of income, gain, loss, deduction or credit that are consistent with the principles of Section 704(c) of the Code and shall amend the provisions of this Agreement as appropriate to reflect the proposal or promulgation of Treasury Regulations under Subchapter K of the Code or otherwise to cause allocations under Article VIII to be respected for federal income tax purposes.

  (b) The General Partners may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts, (ii) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code, (iii) the determination and allocation of Net Income, Net Loss, taxable income, taxable loss and items thereof under this Agreement and pursuant to the Code, (iv) the determination of the identities and tax classification of Unitholders, (v) the provision of tax information and reports to Unitholders, (vi) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis, (vii) the allocation of asset values and tax basis, (viii) conventions for the determination of cost recovery, depreciation and amortization deductions and the maintenance of inventories, (ix) the recognition of the Transfer of Units, and (x) compliance with other tax-related requirements, including without limitation the use of filing and reporting procedures similar to those employed by other publicly-traded partnerships, as they determine are necessary and appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and to achieve uniformity and fungibility of Units.

  (c) If the General Partners determine that no reasonable allowable convention or other method is available to preserve the uniformity of Units or the General Partners so elect, Units may be separately identified as distinct classes to reflect differences in tax consequences.

  Section 9.7 Withholding. The General Partners are authorized to take any action that they determine to be necessary and appropriate to cause the Partnership to comply with any withholding and reporting obligations imposed by law, including pursuant to Sections 1441, 1442, 1445 and 1446 of the Code.

  Section 9.8 Tax Controversies. PIMCO Partners GP is the Tax Matters Partner (as defined in Section 6231 of the Code) and is authorized to represent the Partnership in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Unitholder agrees to cooperate with PIMCO Partners GP and to do or to refrain from doing any or all things reasonably required by the PIMCO Partners GP to conduct such proceedings.

  Section 9.9 Tax Opinions. The requirement, as a condition to any action proposed to be taken under this Agreement, that the Partnership be furnished a Tax Opinion (i) shall not be applicable if the Partnership is at such time treated in all material respects as an association taxable as a corporation for federal income tax purposes, and (ii) shall be deemed satisfied by an Opinion of Counsel containing such conditions, limitations and qualifications as are acceptable to the General Partners.

                                   ARTICLE X

                        Concerning the General Partners

  Section 10.1  Management of Partnership Business.

  (a) The General Partners (i) shall have the exclusive right and full power and authority to manage and control the business and affairs of the Partnership and to take any action deemed necessary or desirable by them in connection with the business of the Partnership, and (ii) except as otherwise provided in this Agreement, may take any action, including without limitation the amendment of this Agreement, without the approval of the Limited Partners.

  (b) If there is more than one General Partner, the General Partners shall have equal rights, power and authority in the management and control of the business and affairs of the Partnership, and each of them shall have the rights, power and authority of the General Partners specified in Section 10.1(a); provided, however, that any difference arising as to any action connected with the business of the Partnership, other than those actions specified in Section 10.1(c), shall be decided by General Partners holding a majority of the outstanding GP Units.

  (c) The following actions may be taken only by Written Consent:

    (i) any merger or consolidation of the Partnership in which the Partnership is not the surviving entity;

    (ii) any sale or transfer of all or substantially all of the Partnership Assets;

    (iii) any incurrence of Indebtedness by the Partnership or any of its Subsidiaries except in the ordinary course of business;

    (iv) initiation, consent to or acquiescence in any Insolvency Event with respect to the Partnership;

    (v) any determination or election pursuant to Section 17.1;

    (vi) any determination, after the occurrence of an Event of Withdrawal with respect to a General Partner, to carry on the business of the Partnership;

    (vii) any determination or action pursuant to Article XVI;

    (viii) any action which would cause an Assignment Event, an Adverse Partnership Tax Event or a Termination Event;

    (ix) approval by the Partnership of any amendment or restatement of the Advisors Partnership Agreement; or

    (x) any other action which, by reason of any provision of this Agreement, requires Written Consent.

  Section 10.2 Delegation.

  (a) The General Partners shall have the power and authority by Written Consent to constitute one or more boards or committees, to delegate any or all of the General Partners' rights and powers to manage and control the business and affairs of the Partnership to one or more of such boards or committees (each, a "Delegate"), and to revise or revoke any such constitution or delegation. Such delegation by the General Partners shall not cause any General Partner to cease to be a general partner of the Partnership.

  (b) The General Partners may not delegate their rights and powers with respect to any of the following actions:

    (i) admission of any successor or additional General Partner;

    (ii) any amendment of this Agreement;

    (iii) any action which would require the approval of Partners other than the General Partners; or

    (iv) any action which, by reason of any provision of this Agreement, requires Written Consent.

  (c) Except as otherwise provided in a Written Consent constituting a Delegate and delegating rights and powers to such Delegate, such Delegate has the power and authority to constitute and appoint one or more committees or subcommittees of such Delegate and to provide for, prescribe the duties of, and appoint one or more persons as officers of the Partnership, and to delegate to one or more of such committees or subcommittees or one or more of such officers any or all of the rights and powers delegated to it by the General Partners.

  Section 10.3 Reimbursement of the General Partners.

  (a) Each General Partner shall be reimbursed on a monthly or such other basis as the General Partners shall determine (i) for all direct expenses paid by it on behalf of the Partnership (including amounts paid by it to any Person to perform services for the Partnership), and (ii) for all expenses (other than taxes) incurred by it in connection with the business and affairs of the Partnership.

  (b) The General Partners shall not receive any compensation from the Partnership for services provided to the Partnership as General Partners.

  Section 10.4 Outside Activities. Except as provided in a Written Consent, no General Partner shall carry on any business except in connection with or incidental to (i) the performance of its duties as a General Partner under this Agreement, (ii) the direct or indirect acquisition, ownership or disposition of Units and other Partnership Interests, and (iii) its governance and existence.

  Section 10.5 Certain Transactions Involving the General Partners or Their Affiliates.

  (a) A General Partner or its Affiliate may make a loan to the Partnership, on terms and conditions determined by the General Partners. The Partnership shall reimburse such General Partner or Affiliate for any reasonable out-of-pocket costs incurred by it in connection with the borrowing of funds obtained by such General Partner or Affiliate and loaned to the Partnership.

  (b) The Partnership may make a loan to a General Partner or its Affiliate, on terms and conditions determined by the General Partners. Such General Partner or Affiliate shall reimburse the Partnership for any reasonable out-of-pocket costs incurred by it in connection with the borrowing of funds obtained by the Partnership and loaned to such General Partner or Affiliate.

  (c) A General Partner or its Affiliate may render services to the Partnership, on terms and conditions determined by the General Partners.

  (d) A General Partner or its Affiliate may sell, transfer or convey assets or property to, or purchase Partnership Assets from, the Partnership, or use or lease Partnership Assets, on terms and conditions determined by the General Partners.

  (e) The Partnership may enter into one or more agreements with Advisors governing their relationship, on terms and conditions determined by the General Partners, including without limitation agreements providing for (A) the issuance and sale by the Partnership of Units or other Equity Securities and the contribution of the proceeds of such issuance and sale to Advisors in exchange for Advisors Units or other Equity Securities of Advisors; (B) the issuance and sale by the Partnership of debt securities and the lending of the proceeds of such issuance and sale to Advisors in exchange for debt securities of Advisors; (C) the acquisition by the Partnership of businesses or assets in exchange for Units or other Equity Securities, and the contribution of such businesses or assets to Advisors in exchange for Advisors Units or other Equity Securities of Advisors; (D) the adoption by the Partnership of one or more employee benefit plans involving the issuance of Units to Associates of a General Partner, the Partnership, Advisors or any of its Subsidiaries, the assumption by the Partnership of outstanding employee benefit plans of an acquired business or the seller of acquired assets, the issuance and sale of Units pursuant to any such employee benefit plan, and the contribution of the proceeds of issuance and sale of such Units to Advisors in exchange for Advisors Units; (E) the exchange of outstanding Advisors Units for Units upon request by the holders of such Advisors Units, the registration of such Units under federal and state securities laws in connection with such exchange or a public offering of such Units, and the concomitant listing of such Units on a National Securities Exchange; (F) the maintenance of a one-to-one ratio between the number of outstanding Units and the number of Advisors Units held by the Partnership; and (G) the imposition of restrictions on the business carried on by the Partnership and on its ability to create or issue additional classes or series of Units, incur Indebtedness, merge, consolidate or sell substantially all of the Partnership Assets, or liquidate or dissolve; subject in each case to compliance with Section 4.3(a) and this Section 10.5.

  (f) Before entering into any transaction or agreement described in this
Section 10.5, (i) such transaction or agreement shall be determined to be fair to the Partnership by a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such transaction, or the General Partners, or (ii) the Partnership shall receive an opinion of a nationally recognized investment banking firm which is not an Affiliate of any General Partner that such transaction or agreement is fair from a financial point of view to the Unaffiliated Unitholders. Any such determination made by such a committee or made in good faith by the General Partners, and any such opinion, shall be conclusive and binding on the Partners and the Partnership.

  Section 10.6 Amendments of the Advisors Partnership Agreement.

  (a) The Partnership shall not approve any amendment restatement of the Advisors Partnership Agreement that would be directly and materially adverse to the Unitholders, unless such amendment or restatement is approved by Unaffiliated Partners holding a majority of the outstanding Units held by Unaffiliated Partners, voting as a single class.

  (b) A determination that a proposed amendment or restatement of the Advisors Partnership Agreement would not be directly and materially adverse to the Unitholders shall be made by a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such amendment or restatement, or the General Partners. Any such determination made by such a committee or made in good faith by the General Partners shall be conclusive and binding on the Partners and the Partnership.

  Section 10.7 Conflicts of Interest. Any conflict of interest between a General Partner or any of its Affiliates, on the one hand, and the Partnership or any other Partner, on the other hand, other than a transaction or agreement described in Section 10.5, shall be resolved by (i) a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such conflict of interest, or (ii) the General Partners. A resolution determined by such a committee, or determined in good faith by the General Partners, shall be conclusive and binding on the Partners and the Partnership.

  Section 10.8 Notice of Event of Withdrawal. A General Partner which suffers an event that is, or with the passage of a period specified in the definition of "Insolvency Event" or "Termination Event" in Article I would become, an Event of Withdrawal, shall immediately notify each other General Partner, or if there is no other General Partner, each Limited Partner, of the occurrence of the event.

                                  ARTICLE 11

                        Concerning the Limited Partners

  Section 11.1 Participation in Control of Partnership Business. A Limited Partner shall not participate in the control of the business of the Partnership within the meaning of the Delaware Act.

  Section 11.2 Reports.

  (a) Not later than 90 days after the close of each fiscal year, the Partnership shall mail to each Partner an annual report containing financial statements of the Partnership for the fiscal year, including a balance sheet and statements of operations, partners' equity and changes in financial position, prepared in accordance with generally accepted accounting principles and accompanied by the opinion of the Partnership Accountants, and such other information as the General Partners may deem appropriate.

  (b) Not later than 45 days after the close of each fiscal quarter, except the last fiscal quarter of each fiscal year, the Partnership shall mail to each Partner a quarterly report for the fiscal quarter containing financial statements of the Partnership for the fiscal quarter prepared in accordance with generally accepted accounting principles, and such other information as the General Partners may deem appropriate.

  (c) The Partnership may, in lieu of delivering an annual or quarterly report, deliver to each Partner a copy of the Form 10-K or 10-Q, as the case may be, filed by the Partnership pursuant to the Exchange Act.

  Section 11.3 Access and Confidentiality.

  (a) Each Partner has the right, subject to such reasonable standards, including standards governing what information and documents are to be furnished, at what time and location and at whose expense, as may be established by the Partnership, to obtain from the Partnership from time to time upon reasonable demand for any purpose reasonably related to the Partner's interest as a Partner:

    (i) True and full information regarding the status of the business and financial condition of the Partnership;

    (ii) Promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each year;

    (iii) A current list of the name and last known business, residence or mailing address of each Partner;

    (iv) A copy of this Agreement, the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any written powers of attorney pursuant to which this Agreement, any Certificate of Limited Partnership and all amendments thereto have been executed;

    (v) True and full information regarding the amount of cash and a description and statement of the Net Value of any Contribution made by each Partner and which each Partner has agreed to make in the future, and the date on which each Partner became a Partner; and

    (vi) Other information regarding the affairs of the Partnership as is just and reasonable.

  (b) The General Partners shall have the right to keep confidential from the Limited Partners for such period of time as the General Partners deem reasonable, any information which the General Partners reasonably believe to be in the nature of trade secrets or other information the disclosure of which the General Partners determine in good faith is not in the best interest of the Partnership or could damage the Partnership or its business or which the Partnership is required by law or by agreement with a third party to keep confidential.

  (c) Any demand under this Section 11.3 shall be in writing and shall state the purpose of such demand.

                                  ARTICLE XII

                             Admission of Partners

  Section 12.1 Admission of General Partners.

  (a) If a General Partner proposes to Transfer any or all of its GP Units to an Affiliate of such General Partner pursuant to Section 6.2, such Affiliate shall be admitted as a General Partner without the approval of any other Partner.

  (b) Except as provided in Section 12.1(a), 13.1(b), 13.1(c), 17.1 or 17.2, a Person shall be admitted as a General Partner only if such admission is proposed by the General Partners and Approved by the Partners.

  (c) A Person shall not be admitted as a General Partner unless the Partnership receives (i) a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such admission, (ii) a copy of this

Agreement amended to reflect the admission of such Person as a General Partner, (iii) the written agreement of such Person to carry on the business of the Partnership, and (iv) such other documents or instruments as may be required under this Agreement and applicable law in order to effect the admission of such Person as a General Partner.

  Section 12.2 Admission of Persons Other Than Underwriters and Their Transferees as Limited Partners.

  (a) A Person other than an Underwriter which is not a Limited Partner and which proposes to make a Contribution in accordance with this Agreement (a "Contributor") shall apply to be admitted as a Limited Partner by executing and delivering an Admission Application to the Partnership.

  (b) A Person which is not a Limited Partner and which proposes to acquire one or more LP Units by Transfer from a Unitholder other than an Underwriter shall apply to be admitted as a Limited Partner by making a written request for registration of Transfer of such Units. Such written request shall constitute a request by such Person that the books and records of the Partnership reflect such admission.

  (c) A Person which applies to be admitted as a Limited Partner pursuant to this Section 12.2 shall be admitted as a Limited Partner only with the consent of the General Partners, which consent may be granted or withheld in the sole and complete discretion of the General Partners. Such consent shall be deemed to have been given, in the case of a Contributor, at the close of business on the Business Day immediately preceding the day on which its Contribution is to be made, unless the General Partners have withheld their consent prior to such time, and if such consent is given or deemed to be given, such Contributor shall be admitted as a Limited Partner and shall become bound by this Agreement as a Limited Partner upon payment by such Contributor of its Contribution. Such consent shall be deemed to have been given, in the case of a Transferee, at the close of business on the third Business Day following the Business Day on which such Transferee's written request for registration of Transfer is received by the Partnership, unless the General Partners have withheld their consent prior to such time, and if such consent is given or deemed to be given, such Transferee shall be admitted as a Limited Partner and shall become bound by this Agreement as a Limited Partner at the close of business on the Business Day on which such consent is given or deemed to be given.

  Section 12.3 Admission of Underwriters and Their Transferees as Limited Partners. If the Partnership or any Partner sells any Units pursuant to an underwritten public offering, then each underwriter ("Underwriter") shall execute and deliver an Admission Application to the Partnership. An Underwriter shall be admitted as a Limited Partner without the consent of the General Partners and shall become bound by this Agreement as a Limited Partner upon receipt of such Admission Application and payment of the consideration for the Units being sold in such offering, and such payment shall constitute a request by such Underwriter that the books and records of the Partnership reflect such admission. Each initial Transferee of an Underwriter shall be admitted as a Limited Partner without the consent of the General Partners and shall become bound by this Agreement upon payment for the Units so Transferred, and such payment shall constitute a request by such initial Transferee that the books and records of the Partnership reflect such admission.

  Section 12.4 Further Conditions to Admission of Limited Partners. A Person shall be admitted as a Limited Partner only if its admission would not (i) violate then applicable federal and state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such admission, (ii) result in an Adverse Partnership Tax Event or an Assignment Event, or (iii) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.

  Section 12.5 Assignees.

  (a) A Transferee of LP Units which is not a Partner shall be an Assignee and be bound by this Agreement as an Assignee from the close of business on the Business Day on which such Transferee delivers a written request for registration of Transfer of such LP Units to the Partnership, to the close of business on the Business Day on which such Person is admitted as a Limited Partner pursuant to Section 12.2.

  (b) An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner holding the same number of LP Units with respect to the profits and losses of the Partnership and the right to receive distributions of Partnership Assets. With respect to voting rights attributable to LP Units that are held by an Assignee, the General Partners shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter, vote such Units at the written direction of such Assignee. If no such written direction is received, such Units will not be voted. An Assignee shall otherwise have none of the rights of a Limited Partner.

                                 ARTICLE XIII

                       Withdrawal or Removal of Partners

  Section 13.1 Withdrawal or Removal of General Partners.

  (a) A General Partner may withdraw from the Partnership as a General Partner without the approval of any other Partner if it Transfers all of its GP Units to an Affiliate of such General Partner as provided in Section 6.2, and such Affiliate is admitted as a General Partner as provided in Section 12.1.

  (b) Except as provided in Section 13.1(a), a General Partner shall not voluntarily withdraw from the Partnership as a General Partner unless (i) such General Partner gives notice to the Partnership of its intent to withdraw as a General Partner, (ii) the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such withdrawal, and
(iii) such withdrawal is approved by Partners holding a majority of the outstanding Units, other than the Units held by such General Partner and its Affiliates, voting as a single class. The General Partners shall call and hold a meeting of the Partners to consider the withdrawal of the General Partner no sooner than 60 days after the date of such notice, or if there is only one General Partner, no sooner than 180 days after the date of such notice. If there is only one General Partner, any Partner may, by notice to the Partnership at least 120 days prior to the date of the meeting, propose a successor General Partner. Any proposed successor General Partner shall be a candidate for successor General Partner at such meeting only if it is qualified to be a General Partner and has agreed in writing to carry on the business of the Partnership. If there is only one General Partner and its withdrawal is approved, but no successor General Partner is Approved by the Partners on the first ballot of such meeting, a second ballot shall be held as soon as practicable thereafter in order to consider the approval of the candidate that received the most votes in the first ballot, and if such candidate is not Approved by the Partners on the second ballot, the General Partner shall be entitled to withdraw, and upon such withdrawal the Partnership shall be dissolved and liquidated pursuant to Article XVII. If a candidate is Approved by the Partners as successor General Partner, it shall be admitted to the Partnership as the General Partner as provided in Section
12.1 immediately prior to the withdrawal of the Departing General Partner.

  (c) A General Partner may be removed as a General Partner by vote of Partners holding 80% or more of the outstanding Units, voting as a single class. A General Partner may not be removed unless (i) the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such removal, and (ii) if such General Partner is the sole General Partner, a Person qualified to be General Partner, which has agreed in writing to carry on the business of the Partnership, is Approved by the Partners as successor General Partner. Such Person shall be admitted to the Partnership as a General Partner as provided in Section 12.1 immediately prior to the removal of the Departing General Partner.

  Section 13.2 Interest of Departing General Partner.

  (a) A Departing General Partner shall become a Limited Partner, and its GP Units, if any, shall be converted into LP Units pursuant to Section 4.1(b). At the time of such conversion, the Departing General Partner shall pay to the Partnership an amount equal to any negative balance in its Capital Account.

  (b) If the Partnership is indebted to the Departing General Partner at the effective date of its withdrawal or removal for funds advanced, properties sold or services rendered to the Partnership by the Departing General

Partner, the Partnership shall, within 60 days after such date, pay to the Departing General Partner the full amount of such indebtedness; provided, however, that if the Departing General Partner has withdrawn as a General Partner in violation of this Agreement, the Partnership may offset against the amount of such indebtedness any damages resulting from such breach.

  (c) If the Departing General Partner has withdrawn or been removed as a General Partner in accordance with Section 13.1 without dissolution of the Partnership, the successor to the Departing General Partner, or if there is no successor, the remaining General Partners, shall (i) assume all outstanding obligations incurred by the Departing General Partner as a General Partner of the Partnership, and (ii) take all such action as shall be necessary to terminate any guarantees of the Departing General Partner and any of its Affiliates of any obligations of the Partnership. If for whatever reason the creditors of the Partnership will not consent to such termination of guarantees, the successor to the Departing General Partner, or if there is no successor, the remaining General Partners, shall indemnify the Departing General Partner for any costs and expenses incurred by the Departing General Partner on account of such guarantees pursuant to an agreement reasonably satisfactory in form and substance to the Departing General Partner.

  Section 13.3 Business May Be Carried On After Event of Withdrawal. Upon the occurrence of an Event of Withdrawal, the business of the Partnership may be carried on by any remaining or newly-admitted General Partners.

  Section 13.4 No Withdrawal of Limited Partners. A Limited Partner may not withdraw from the Partnership as a Limited Partner; provided, however, that upon a Transfer of Units by a Limited Partner in accordance with Section 6.3 and the Transferee becoming an Assignee, the Transferor Limited Partner shall cease to be a Limited Partner with respect to the Units so Transferred.

                                  ARTICLE XIV

         Partnership Meetings; Amendments; Mergers and Consolidations

  Section 14.1 Partnership Meetings. Meetings of Partners may be called by the General Partners or the Liquidator or by Partners holding at least 10% of the outstanding Units. Any Partner calling a meeting shall specify the number of Units as to which the Partner is exercising the right to call a meeting, and only those Units shall be counted for the purpose of determining whether the 10% standard of the preceding sentence has been met. Partners shall call a meeting by delivering a notice to the Partnership stating that the signing Partners wish to call a meeting and indicating the specific purposes for which the meeting is to be called. Action at the meeting shall be limited to those matters specified in such notice, and no Partner may propose, at such meeting, any other matter to be considered by the Partners. Within 60 days after receipt of such a notice from Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Partnership shall send a notice of the meeting to the Partners, stating the specific purposes for which the meeting is called. A meeting shall be held at a reasonable time and convenient place determined by the General Partners or the Liquidator, as the case may be, on a date not more than 60 days after the mailing of notice of the meeting. No action shall be taken at a meeting which is opposed by the General Partners or the Liquidator unless the Partnership has received a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such action.

  Section 14.2 Record Date. The General Partners or the Liquidator, if any, shall set a Record Date for the determination of the Partners entitled to notice of and to vote at a meeting or adjourned meeting of Partners, which shall not be less than 10 days nor more than 60 days before the date of the meeting (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

  Section 14.3 Notice of Meeting. Notice of a meeting called pursuant to
Section 14.1 shall be given in writing either personally or by mail or other means of written communication addressed to each Partner of record as of the close of business on the Record Date for the meeting at the address of such Partner appearing on the books of the Transfer Agent. An affidavit or certificate of mailing of any notice in accordance with the provisions of this
Section 14.3 executed by an officer of the Partnership, the Transfer Agent or a mailing organization shall be prima facie evidence of the giving of notice. If any notice addressed to a Partner at its address is returned to the Partnership by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice and any subsequent notices shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice to all other Partners.

  Section 14.4 Adjournment. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 60 days. At the adjourned meeting, the Partnership may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 60 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with Section 14.3.

  Section 14.5 Waiver of Notice; Consent to Meeting; Approval of Minutes. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though effected at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the Partners entitled to vote who is not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Partner objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; provided, that attendance at a meeting shall not be deemed to constitute a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting, but not so included, if the objection is expressly made at the meeting.

  Section 14.6 Quorum and Required Vote.

  (a) The presence in person or by proxy of a majority of the Units entitled to vote shall constitute a quorum at a meeting of Partners; provided, that if a separate vote by certain Partners or by a class or series of Units is required by this Agreement, the presence in person or by proxy of a majority of Units held by such Partners or a majority of the outstanding Units of such class or series, present in person or by proxy and entitled to vote, shall constitute a quorum with respect to that vote.

  (b) At any meeting of the Partners duly called and held in accordance with this Agreement at which a quorum is present, the affirmative vote of the majority of Units present in person or by proxy and entitled to vote, or such different or higher percentage as may be required by this Agreement, shall be the act of the Partners; provided, that if a separate vote of certain Partners or by a class or series of Units is required by this Agreement, the affirmative vote of the majority of Units held by such Partners or a majority of the outstanding Units or such class or series, present in person or by proxy and entitled to vote, or such different or higher percentage as may be required by this Agreement, shall be the act of such Partners or such class or series.

  (c) The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by Partners holding the requisite percentage of Units specified in this Agreement. In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the General Partners or upon the affirmative vote of Partners holding a majority of the Units represented either in person or by proxy and entitled to vote, but no other business may be transacted.

  Section 14.7 Conduct of Meeting. The General Partners or the Liquidator, if any, shall have the exclusive right and full power and authority to conduct any meeting of Partners, and shall determine the Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article XIV, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partners or the Liquidator, as the case may be, shall designate a person to serve as chairman of the meeting, and shall further designate a person to serve as secretary and to take the minutes of the meeting, in either case including, without limitation, a Partner, an employee or agent of a General Partner, or an officer of the Partnership. All minutes shall be kept with the records of the Partnership maintained by the General Partners. The General Partners or the Liquidator, as the case may be, may make such other regulations consistent with applicable law and this Agreement as they may deem advisable concerning the conduct of any meeting of the Partners, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of election, and the submission and examination of proxies and other evidence of the right to vote.

  Section 14.8 Action Without a Meeting.

  (a) Any action that may be taken at a meeting of the Partners may be taken without a meeting if written approvals setting forth the action so taken are given by Partners holding not less than the minimum number of Units that would be necessary to take such action at a meeting at which all the Partners were present and voted. Prompt notice of the taking of an action without a meeting shall be given to the Partners who have not approved such action.

  (b) If the General Partners or the Liquidator, if any, submit an action or actions to the Partners for written approval, the General Partners or the Liquidator, as the case may be, shall set a Record Date for the determination of the Partners entitled to give or withhold written approval of such action or actions, which shall not precede the date on which the Record Date is determined and shall not be more than ten days after such date (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

  (c) If any Person other than the General Partners or the Liquidator, if any, submits an action or actions to the Partners for written approval, the Record Date for the determination of the Partners entitled to give or withhold written approval of such action or actions shall be the date on which the first duly executed written approval setting forth the action or actions taken or proposed to be taken is delivered to the Partnership at its principal office by hand or by registered or certified mail, return receipt requested (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

  (d) No written approval shall be effective unless (i) such written approval sets forth the action or actions taken or proposed to be taken, and is delivered to the Partnership within 90 days after the Record Date for the determination of the Partners entitled to give or withhold written approval of such action or actions and (ii) if such action or actions were not submitted to the Partners for written approval by the General Partners or the Liquidator, the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such action or actions.

  Section 14.9 Voting and Approval Rights.

  (a) Unless otherwise specified in this Agreement, Partners shall have one vote for each Unit held by them.

  (b) Only Partners who are Partners on the Record Date determined pursuant to
Section 14.2 shall be entitled to notice of, or to vote at, a meeting of Partners. Only Partners who are Partners on the Record Date determined pursuant to Section 14.8 shall be entitled to notice of, or to give or withhold written approval of, any action for which written approvals are solicited.

  (c) With respect to Units that are held by a Nominee, such Nominee shall, in exercising any voting or approval rights in respect of such Units on any matter, vote such Units or give or withhold written approval with respect to such Units at the direction of the Person which beneficially owns such Units, and the Partnership shall be entitled to assume such Nominee is so acting without further inquiry.

  (d) Each Partner entitled to vote at a meeting of Partners or to give or withhold written approval of any action may authorize another Person to act for such Partner by proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the Unit itself or an interest in the Partnership generally.

  (e) A written approval of an action given by a Partner shall constitute a written consent to such action by such Partner for all purposes of this Agreement and the Delaware Act.

  Section 14.10 Amendments to Be Adopted Solely by the General Partners.

  The General Partners, without the approval of any Limited Partner, may amend any provision of this Agreement to reflect:

    (i) a change in the name of the Partnership or the location of the principal place of business of the Partnership;

    (ii) the admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

    (iii) a change that the General Partners determine is appropriate in order to qualify the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that the Partnership will not be treated as a corporation or as an association taxable as a corporation for federal income tax purposes;

    (iv) a change that the General Partners determine: (A) does not adversely affect the holders of any class or series of Units in any material respect,
  (B) is appropriate in order to satisfy any requirement, condition or guideline contained in any federal or state statute or any rule, regulation, requirement, condition or guideline of any federal or state agency, (C) is necessary and appropriate to facilitate the listing or trading of the Units on or otherwise to comply with any rule, regulation, requirement, condition or guideline of any National Securities Exchange, or
  (D) is necessary in order to effect the purposes of this Agreement, or to cure or otherwise correct any ambiguity, error or omission in any provision of this Agreement;

    (v) the designations, preferences and relative participating, optional or other special rights, powers and duties of any newly created class or series of Units;

    (vi) a change that the General Partners determine is appropriate in connection with the creation or issuance of any class or series of Units, other Equity Securities, or other Partnership securities; or

    (vii) a change that the General Partners determine is appropriate in connection with any action taken pursuant to Article XVI.

  Section 14.11 Amendment Procedures.

  (a) All amendments to this Agreement, except those described in Section 14.10, shall be adopted as follows:

    (i) Any such amendment shall be proposed by the General Partners.

    (ii) Any such amendment proposed by the General Partners shall be effective upon its approval by Partners holding a majority of the outstanding Units, voting as a single class; provided, however, that if (A) the proposed amendment would materially and adversely affect the rights or preferences of holders of any class or series of Units or other Partnership Interests, it must also be approved by Partners holding a majority of the outstanding Units of such class or series, or a majority in interest of such Partnership Interests, as the case may be; or (B) the proposed amendment would change the percentage of Units or other Partnership Interests required to take any action, it must also be approved by Partners holding at least the percentage of Units or other Partnership Interests which would be changed by the proposed amendment.

  (b) The General Partners shall notify all Partners upon final approval or disapproval of any amendment proposed by the General Partners.

  Section 14.12 Certain Mergers and Consolidations.

  Any merger or consolidation of the Partnership in which the Partnership is not the surviving entity shall require (i) Written Consent, and (ii) approval by Partners holding a majority of the outstanding Units of each class or series.

                                  ARTICLE XV

                      Indemnification and Related Matters

  Section 15.1 Indemnification.

  (a) The Partnership shall indemnify each Indemnitee and hold it harmless from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts, whether joint or several (collectively "Expenses"), arising from, based upon or incurred in connection with any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, or threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee (collectively "Proceedings"), if the Indemnitee acted or failed to act in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee acted in a manner contrary to that specified in the preceding sentence.

  (b) Excise taxes assessed on an Indemnitee with respect to an employee benefit plan are Expenses, and any action or failure to act by such Indemnitee in a manner it reasonably believed to be in, or not opposed to, the best interests of such plan shall be conclusively deemed to be in, or not opposed to, the best interests of the Partnership.

  Section 15.2 Indemnification Agreements.

  The Partnership may enter into an indemnification agreement with any Indemnitee, which agreement may include, without limitation, some or all of the following provisions:

    (i) that such Indemnitee shall be indemnified as provided in Section
  15.1;

    (ii) that if such Person is successful, on the merits or otherwise, in any Proceeding, it shall be indemnified against all Expenses actually and reasonably incurred by it or on its behalf in connection with any Proceeding; that if such Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Partnership shall indemnify such Person against all Expenses actually and reasonably incurred by it or on its behalf in connection with each successfully resolved claim, issue or matter; and that, for these purposes, and without limitation, the termination of any claim, issue or matter in such Proceeding by dismissal with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter;

    (iii) that the Partnership shall from time to time advance all Expenses actually and reasonably incurred by or on behalf of such Indemnitee in connection with any Proceeding, and that each such advance shall be made within 20 days after the receipt by the Partnership of a statement listing Expenses incurred by such Person since the date of the last statement;

    (iv) that such Indemnitee shall be presumed to be entitled to indemnification under such agreement if such Person has properly submitted a request for indemnification and that the Partnership shall have the burden of proof to overcome that presumption; and

    (v) that if the Person empowered or selected to determine whether such Indemnitee is entitled to indemnification shall not have made such determination within a stated period, such Indemnitee shall be entitled to such indemnification, with such exceptions as may be provided in such agreement.

  Section 15.3 Indemnification Procedures.

  Except as otherwise provided in any agreement for indemnification entered into pursuant to Section 15.2:

    (i) If an Indemnitee receives notice of any Proceeding with respect to which the Indemnitee may be entitled to indemnification under Section 15.1 or such agreement, the Indemnitee shall promptly give notice to the Partnership of such Proceeding. To the extent that delay in giving such notice, or failure to give such notice, materially prejudices the Partnership, the Indemnitee shall not be entitled to indemnification.

    (ii) The Partnership shall from time to time advance all Expenses actually and reasonably incurred by or on behalf of an Indemnitee in connection with any Proceeding, upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such advances if it shall be determined that the Indemnitee is not entitled to be indemnified under Section 15.1 or such agreement.

    (iii) The Partnership may assume the defense of any Proceeding, with counsel reasonably acceptable to the Indemnitee, by giving notice to the Indemnitee (a "Defense Notice") of the Partnership's election to do so. In the event that the Partnership so elects to assume the defense of a Proceeding, the Partnership will not be liable to the Indemnitee for any attorney's fees or expenses incurred by the Indemnitee with respect to the defense of such Proceeding after the date of the Indemnitee's receipt of the Defense Notice, provided that:

      (A) The Indemnitee shall continue to have the right to employ counsel in any such Proceeding at the Indemnitee's own expense; and

      (B) If (1) the employment of counsel by the Indemnitee has previously been authorized in writing by the Partnership, or (2) the Partnership shall have reasonably concluded, and shall have given notice to the Indemnitee, that there may be a conflict of interest between the Partnership and the Indemnitee in the conduct of such defense, or (3) the Partnership shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of the Indemnitee's counsel shall be paid by the Partnership in accordance with Section 15.1 or such agreement.

    (iv) The Partnership may, without the consent of the Indemnitee, settle any claim in any Proceeding for which it is obligated to provide indemnification under Section 15.1 or such agreement, and, as a condition to the Indemnitee's receipt of such indemnification, the Indemnitee shall take all such actions required to cooperate in effecting such settlement; provided, however, that the Partnership shall not settle any claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent (which may not be unreasonably withheld or delayed).

  Section 15.4 Insurance. The Partnership may purchase and maintain insurance for the benefit of one or more Indemnitees against any Expenses incurred by them, regardless of whether the Partnership would have the power to indemnify such Indemnitees against such Expenses under this Agreement.

  Section 15.5 Source of Payment. Any indemnification under this Article XV shall be paid solely out of any insurance purchased pursuant to Section 15.4, or Partnership Assets, and the General Partners, Limited Partners and their Affiliates, shall have no liability for any such indemnification.

  Section 15.6 Scope of Indemnification. The indemnification provided by
Section 15.1 (i) shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, (ii) shall continue as to an Indemnitee which has ceased to serve in a capacity for which the Indemnitee is entitled to indemnification, (iii) shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee, and (iv) shall not be deemed to create any right to indemnification for the benefit of any other Persons.

  Section 15.7 Effect of Amendments. No amendment of this Agreement shall limit or otherwise adversely affect the right of any Indemnitee to indemnification for any act, or failure to act, which occurred prior to the adoption and effectiveness of the amendment.

  Section 15.8 Limitations on Liability of Indemnitees.

  (a) The General Partners shall not be liable to the Partnership or any Unitholder for any action or failure to act on the part of any Delegate or any committee, subcommittee or officer appointed by such Delegate, so long as the General Partners appointed such Delegate in good faith and with reasonable care. Neither a Delegate nor its members, if any, shall be liable to the Partnership or any Unitholder for any action or failure to act on the part of any committee, subcommittee or officer appointed by such Delegate in good faith and with reasonable care.

  (b) An Indemnitee shall not be liable to the Partnership or any Unitholder for breach of fiduciary duty (including breach of any duty of care or any duty of loyalty) to the Partnership or any Unitholder unless it is proved by clear and convincing evidence that the Indemnitee's action or failure to act was undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.

  (c) An Indemnitee may rely upon and shall be protected and shall incur no liability in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. An Indemnitee shall not be liable to the Partnership, any Unitholder or any other Indemnitee for, and shall be protected in, acting or refraining from acting, in reliance in good faith on the provisions of this Agreement, and the exercise in good faith of any of the powers or rights granted to an Indemnitee by this Agreement or pursuant to the delegation of power and authority permitted by this Agreement, shall not constitute a breach of fiduciary duty to the Partnership, any Unitholder or any other Indemnitee.

  (d) An Indemnitee may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any opinion of any such Person as to matters that such Indemnitee reasonably believes to be within such Person's professional or expert competence shall be full and complete authorization and protection in respect to any action taken or suffered or omitted in good faith and in accordance with such opinion.

  (e) In taking an action or making a determination pursuant to this Agreement, the General Partners or their Delegates shall take into account such factors as they consider to be appropriate in the circumstances and shall have no duty or obligation to take any other factors into account. If any such action or determination is required to be taken or made in "good faith," or under another express standard, the General Partners or their Delegates shall take such action or make such determination under such express standard and shall not be subject to any other or different standards. Any action or determination required to be taken or made by the General Partners or their Delegates in "good faith" shall be presumed to meet that standard unless it is proved by clear and convincing evidence that such action or determination was taken or made in bad faith.

  (f) If any transaction contemplated by this Agreement is required to be "fair" to the Partnership, the fairness of such transaction shall be determined in context with all similar or related transactions and with all other transactions and relationships among the Persons involved and their respective Affiliates.

                                  ARTICLE XVI

                                 Restructuring

  Section 16.1 Power of General Partners to Effect a Restructuring.

  (a) If at any time the General Partners determine that as a result of (i) the enactment (or imminent enactment) of any legislation, (ii) the publication of any temporary or final regulation by the United States Department of the Treasury or any ruling by the Internal Revenue Service, (iii) a judicial decision, or (iv) otherwise, there is a substantial risk of an Adverse Partnership Tax Event, then the General Partners may take any and all actions that the General Partners deem appropriate to accomplish one or more Restructurings. Such actions authorized pursuant to this Section 16.1(a) include, but are not limited to:

    (i) The creation of one or more Business Entities controlled by the General Partners, Affiliates of the General Partners or Affiliates of the Partnership.

    (ii) The transfer of all or any part of the business of the Partnership or the Partnership Assets to one or more existing or newly-created Business Entities in exchange for interests in such Business Entities, which interests may be subject to substantial restrictions on transfer.

    (iii) The initiation of exchange or redemption transactions which will permit and may automatically effect, without the consent of any Limited Partner, the exchange of some or all outstanding LP Units for interests in one or more existing or newly-created Business Entities which hold, directly or indirectly, Partnership Interests or interests in all or any part of the business of the Partnership or the Partnership Assets.

    (iv) The imposition of substantial restrictions on the transferability of some or all of the LP Units (or interests in one or more Successor Entities) for both limited and extended periods of time, which restrictions may provide for penalties (including forfeiture of Units) for attempted or purported Transfers in violation of such restrictions.

  (b) No Unitholder shall have any cause of action against, or right to receive any compensation from, the Partnership, the General Partners or their Affiliates or any other Unitholder or its Affiliates, as a result of or in respect of (i) any Restructuring or the disparate effects thereof on any one or more Unitholders, (ii) the failure of the General Partners to effect any one or more Restructurings, or (iii) the General Partners' determination to effect a particular Restructuring or Restructurings instead of any other Restructuring or Restructurings, unless it is proved by clear and convincing evidence that the action or failure to act of the General Partners involved an act or omission undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.

  Section 16.2 Consent to Actions Taken in Connection with Restructuring. Each of the Unitholders approves, ratifies and confirms the execution, delivery and performance by the General Partners of all documents and instruments, and the taking of all actions and the doing of all things, deemed appropriate or necessary by the General Partners in connection with any Restructuring pursuant to this Article XVI, and agrees that the General Partners are authorized to execute, deliver and perform such documents and instruments, and to take such actions and do such things, without the approval of the Unitholders.

                                 ARTICLE XVII

                          Dissolution and Liquidation

  Section 17.1 Dissolution.

  The Partnership shall be dissolved and its affairs shall be wound up upon:

    (i) the expiration of its term as provided in Section 2.5;

    (ii) the written determination by the General Partners that projected future revenues of the Partnership will be insufficient to enable payment of projected Partnership costs and expenses or, if sufficient, will be such that continued operation of the Partnership is not in the best interests of the Partners;

    (iii) the written election of the General Partners to dissolve the Partnership following the occurrence of an Adverse Partnership Tax Event;

    (iv) the written election of the General Partners to dissolve the Partnership, which is approved by Unaffiliated Partners holding a majority of the outstanding Units held by Unaffiliated Partners, voting as a single class (this provision preempts Section 17-801(2) of the Delaware Act);

    (v) the occurrence of an Event of Withdrawal, unless (A) the remaining General Partners carry on the business of the Partnership, or (B) within 90 days after such Event of Withdrawal, not less than a majority in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such Event of Withdrawal, of one or more additional General Partners if necessary or desired, and the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such continuation: or

    (vi) entry of a decree of dissolution under the Delaware Act.

  Section 17.2 Reconstitution. Within 180 days following an Event of Withdrawal that results in the dissolution of the Partnership, a majority in interest of the remaining Partners may agree in writing or vote to reconstitute and continue the business of the Partnership by forming a Reconstituted Partnership on the same terms as are set forth in this Agreement and to appoint one or more general partners of the Reconstituted Partnership; provided, however, that no such agreement or vote shall be effective unless the Partnership has received a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such reconstitution and continuance. If such an agreement or vote is duly and timely made or taken, all of the Limited Partners of the Partnership shall continue as limited partners of the Reconstituted Partnership.

  Section 17.3 Liquidator; Liquidation and Distribution.

  (a) Upon dissolution of the Partnership, unless the Partnership is reconstituted pursuant to Section 17.2, the remaining General Partners, if any, or if there is no remaining General Partner, the Former General Partner, if any, whose withdrawal as a General Partner pursuant to Section 13.1(b) resulted in the dissolution, or if there is no such Former General Partner, a liquidator or liquidating committee Approved by the Partners, shall be the Liquidator. The Liquidator (if not a General Partner) shall be entitled to receive such compensation for its services as may be Approved by the Partners. The Liquidator shall agree not to resign at any time without 15 days' prior written notice and (if not a General Partner or Former General Partner) may be removed at any time, with or without cause, by notice of removal Approved by the Partners. Upon resignation or removal of the Liquidator, a successor Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be Approved by the Partners.

  (b) Upon dissolution of the Partnership and until the filing of a Certificate of Cancellation, the Liquidator may, in the name of and for and on behalf of the Partnership, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the business of the Partnership, dispose of and convey the Partnership Assets, discharge or make reasonable provision for all Partnership liabilities, and distribute to the Unitholders any remaining Partnership Assets, all without affecting the liability of the Limited Partners and without imposing the liability of a general partner on the Liquidator (if not a General Partner). A reasonable time shall be allowed for the winding up of the Partnership so as to minimize any losses otherwise attendant upon such winding up.

  (c) Upon the winding up of the Partnership, the Partnership Assets shall be distributed as follows:

    (i) to creditors of the Partnership, including Unitholders who are creditors, to the extent otherwise permitted by law, in satisfaction of Partnership liabilities (whether by payment or the making of reasonable provision for payment) other than liabilities for which reasonable provision for payment has been made and liabilities for distributions to Unitholders and former Unitholders pursuant to Section 8.1 or 8.3 with respect to fiscal quarters ending before the dissolution of the Partnership;

    (ii) to Unitholders and former Unitholders in satisfaction of liabilities for distributions pursuant to Section 8.1 with respect to fiscal quarters ending before the dissolution of the Partnership; and

    (iii) to the Unitholders in accordance with their respective Capital
  Accounts.

  (d) Upon the winding up of the Partnership, the Partnership shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the Partnership, and all claims and obligations which are known to the Partnership but for which the identity of the claimant is unknown. If there are sufficient Partnership Assets, such claims and obligations shall be paid in full and any such provision for payment made shall be made in full. If there are insufficient Partnership Assets, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of Partnership Assets available therefor.

  (e) If upon dissolution of the Partnership the Liquidator determines that immediate liquidation of any or all of the Partnership Assets would be impracticable or would cause undue loss to the Unitholders, the Liquidator may defer for a reasonable time the liquidation of any such Partnership Assets except those necessary to satisfy the liabilities of the Partnership to its creditors, and may distribute to the Unitholders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 17.3(c), undivided interests in such Partnership Assets. Any such distribution in kind shall be subject to such conditions relating to the management and disposition of the Partnership Assets so distributed as may be determined by the Liquidator and to any agreements governing the operation of such Partnership Assets. The Liquidator shall determine the fair market value of any Partnership Assets distributed in kind.

  (f) The Liquidator shall, to the extent it has complied with this Section
17.3 and Section 17-804 of the Delaware Act, not be personally liable to claimants of the Partnership by reason of the Liquidator's actions in winding up the Partnership.

  Section 17.4 Reports Following Termination. Within a reasonable time following the termination of the Partnership, the Liquidator shall deliver to each of the Unitholders financial statements setting forth the assets and liabilities of the Partnership as of the date of liquidation, the amount retained as reserves pursuant to Section 17.3(c), and each Unitholder's share of the distributions made pursuant to Section 17.3(c).

                                 ARTICLE XVIII

                              General Provisions

  Section 18.1 Addresses and Notices. The address of the Partnership for all purposes, until changed by notice to the Partners, is 800 Newport Center Drive, Newport Beach, CA 92660. The address of each Unitholder for all purposes shall be the address set forth on the books and records of the Partnership. Any notice, demand, request or report required or permitted to be given by or made to the Partnership or a Unitholder under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent to the Partnership or such Unitholder at such address by first class mail or by other means of written communication.

  Section 18.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

  Section 18.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

  Section 18.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking all actions as may be necessary or appropriate to achieve the purpose of this Agreement.

  Section 18.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

  Section 18.6 Integration. This Agreement and the Exhibits hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

  Section 18.7 Creditors. Except for the provisions of Section 8.4(e) and
Section 17.3(c), none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

  Section 18.8 Waiver. No failure by any party hereto to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

  Section 18.9 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or agreeing to become bound hereby, independently of the signature or agreement to be bound of any other party.

  Section 18.10 Applicable Law. The parties agree that all of the terms and provisions of this Agreement shall be construed under and governed by the substantive laws of the State of Delaware, without regard to the principles of conflict of laws.

  Section 18.11 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the remaining provisions of this Agreement shall be construed and enforced so as to carry out the purpose of this Agreement.

  Section 18.12 Amendment or Adoption of Agreement by Way of Merger. An agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Delaware Act may (i) effect any amendment to this Agreement, or
(ii) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership of the merger or consolidation.

  Section 18.13 Power of Attorney. Each Limited Partner and each Person which is admitted as a Limited Partner in accordance with this Agreement irrevocably constitutes, appoints and empowers the General Partners, the Liquidator and each of their respective Delegates, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to make, execute, verify, consent to, swear to, acknowledge, make oath as to, publish, deliver, file or record in the appropriate public offices: (i) any duly adopted amendment to or restatement of this Agreement; (ii) any Certificate of Limited Partnership or Certificate of Cancellation; and (iii) all such other certificates, instruments or documents as may deemed by any such General Partner, Liquidator or Delegate to be necessary or appropriate (i) to carry on the business of the Partnership,
(ii) in connection with a Restructuring or the dissolution and winding up of the Partnership, or (iii) to effectuate any provision of this Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

  GENERAL PARTNER

  PIMCO PARTNERS, G.P.

  By: PIMCO PARTNERS LLC, a California limited liability company, General
      Partner

    By: _________________________________
    Title: ______________________________

  By: PACIFIC HOLDING LLC, a Delaware limited liability company, General
      Partner

    By: PACIFIC ASSET MANAGEMENT LLC, a Delaware limited liability company
        Member

      By: PACIFIC LIFE INSURANCE COMPANY, a California life insurance company Member

              By: _________________________________
              Title: ______________________________

              By: _________________________________
              Title:_______________________________

LIMITED PARTNERS

  All Limited Partners that have been, or are hereafter, admitted as limited partners of the Partnership, pursuant to powers of attorney or other authorizations recited in favor of or granted to the General Partners.

By: PIMCO PARTNERS, G.P., a California general partnership, General Partner

  By: PIMCO PARTNERS LLC, a California limited liability company, General
      Partner

    By: _________________________________
    Title: ______________________________

  By: PACIFIC HOLDING LLC, a Delaware limited liability company, General
      Partner

    By: PACIFIC ASSET MANAGEMENT LLC, a Delaware limited liability company
        Member

      By: PACIFIC LIFE INSURANCE COMPANY, a California life insurance company Member

              By: _________________________________
              Title: ______________________________

              By: _________________________________
              Title: ______________________________

                                   EXHIBIT A

                                CERTIFICATE FOR
                                  LP UNITS OF
                          PIMCO ADVISORS HOLDINGS L.P.

                                   EXHIBIT B

                             ADMISSION APPLICATION

  The undersigned hereby requests admission as a Limited Partner of PIMCO Advisors Holdings L.P., a Delaware limited partnership (the "Partnership"), and requests that the records of the Partnership reflect such admission.

  The undersigned hereby agrees to comply with and be bound by the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), as the same may be amended from time.

  Executed at ____________________  on _____________________  .
                  (CITY AND STATE)              (DATE)


                                          -------------------------------------
                                                       (SIGNATURE)

                                          -------------------------------------
                                                     (PRINTED NAME)

                                          -------------------------------------
                                                        (ADDRESS)

                                          -------------------------------------
                                                        (ADDRESS)

                                          -------------------------------------
                                               (CITY, STATE AND ZIP CODE)

                                          -------------------------------------
                                              (SOCIAL SECURITY NO. OR TIN)

     PROXY FOR SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON JUNE 30, 1998.

         THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT BOARD OF

                         PIMCO ADVISORS HOLDINGS L.P.

     The undersigned hereby appoints William D. Cvengros and Kenneth M. Poovey, and each of them, as attorneys, agents and proxies of the undersigned, each with power of substitution, and hereby authorizes each of them to represent and vote, as designed herein, all of the units of limited partner interest of PIMCO Advisors Holdings L.P. ("PIMCO Holdings") entitled to be voted by the undersigned at the Special Meeting of Unitholders of PIMCO Holdings to be held at 9:00 a.m., local time, on June 30, 1998 or at any adjournment thereof (the "Meeting").

     This proxy when properly executed will be voted in the manner specified herein. IF NO INSTRUCTION IS SPECIFIED HEREIN WITH RESPECT TO A MATTER TO BE ACTED UPON, THE UNITS REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL LISTED ON THIS PROXY CARD.

     THE MANAGEMENT BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL LISTED ON THIS PROXY CARD.

[X]  PLEASE MARK YOUR
     VOTES AS THIS EXAMPLE

                                                                         FOR             AGAINST          ABSTAIN
1.  Proposal to approve the Amended and Restated Agreement of           [  ]              [  ]             [  ]
    Limited Partnership of PIMCO Holdings

     Sign your name exactly as it appears hereon. When units are registered in the name of more than one person, the proxy card must be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in the full corporate name by the president or an authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

     The signatory hereof acknowledges receipt of the copy of the Notice of Special Meeting of Unitholders and the Proxy Statement relating to the Meeting. THE MANAGEMENT BOARD OF PIMCO HOLDINGS RECOMMENDS THAT YOU SIGN, DATE AND MAIL THIS PROXY CARD TODAY.


Signature_____________________ Date______ Signature__________________ Date______